                                                                                                                       Exhibit 10.2
-----------------------------------------------------------------------------------------------------------------------------------
    AWARD / CONTRACT                          1.  THIS CONTRACT IS A RATED ORDER         RATING                   PAGE of PAGES
                                              UNDER DPAS (15 CFR 350)     [GRAPHIC]              DO-A7              1       28
-----------------------------------------------------------------------------------------------------------------------------------
2.  CONTRACT (PROC. INST. IDENT.) NO.         3.  EFFECTIVE DATE     4.  REQUISITION / PURCHASE REQUEST / PROJECT NO.
                F04701-01-C-0012                   2001 FEB 07                                   See Schedule
-----------------------------------------------------------------------------------------------------------------------------------
5.  ISSUED BY   MCK                           CODE      FA8808       6.  ADMINISTERED BY (IF OTHER THAN ITEM 5)    CODE    S2101A
                                                       ------------                                                       ---------
SPACE & MISSILE SYSTEMS CENTER                                       DCM BALTIMORE
SMC/MCK                                                              217 EAST REDWOOD STREET
2420 VELA WAY, SUITE 1467 BLDG A-8                                   SUITE 1800
EL SEGUNDO CA 90245-4692                                             BALTIMORE MD 21202-5299
RENEE S. STENBORG      310-336-4730
renee.stenborg@losangeles.af.mil
                                                                     SCD:  C    PAS: (NONE)
-----------------------------------------------------------------------------------------------------------------------------------
7.  NAME AND ADDRESS OF CONTRACTOR (NO., STREET, CITY, COUNTY, STATE AND ZIP CODE)          8.  DELIVERY
                                                                                               [X] FOB Origin [ ] Other (see below)
INTEGRAL SYSTEMS, INC                                                                     -----------------------------------------
5000 PHILADELPHIA WAY                                                                       9.  DISCOUNT FOR PROMPT PAYMENT
LANHAM MD 20706-4417                                                                        N
 (301) 731-4233 PRINCE GEORGE'S  COUNTY                                                   -----------------------------------------
                                                                                            10.  SUBMIT INVOICES          Item
                                                                                            (4 COPIES UNLESS OTHERWISE
------------------------------------------------------------------------------------------  SPECIFIED)  TO                See Block
 CAGE CODE 8V681                                        FACILITY CODE                       THE ADDRESS SHOWN IN [GRAPHIC]     12
-----------------------------------------------------------------------------------------------------------------------------------
11.  SHIP TO / MARK FOR                        CODE                  12.  PAYMENT WILL BE MADE BY                CODE      HQ0338
                                                       ------------                                                       ---------
See Section F                                                        DFAS-CO/SOUTH ENTITLEMENT OPER
                                                                     P O  BOX 182264
                                                                     COLUMBUS OH  43218-2264

                                                                     EFT: T
-----------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION               14. ACCOUNTING AND APPROPRIATION DATA

-----------------------------------------------------------------------------------------------------------------------------------
15A. ITEM NO               15B.  SUPPLIES/SERVICES                   15C.  QUANTITY   15D.  UNIT    15E.  UNIT PRICE   15F.  AMOUNT
See Section B

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    15G.  TOTAL AMOUNT OF CONTRACT [GRAPHIC]

-----------------------------------------------------------------------------------------------------------------------------------
                                                       16. Table of Contents
-----------------------------------------------------------------------------------------------------------------------------------
         SEC                 DESCRIPTION                  PAGE(S)           SEC               DESCRIPTION                 PAGE(S)
-----------------------------------------------------------------------------------------------------------------------------------
                        PART I - THE SCHEDULE                                         PART II - CONTRACT CLAUSES
-----------------------------------------------------------------------------------------------------------------------------------
x         A    SOLICITATION/CONTRACT FORM                    1          x    I    CONTRACT CLAUSES                           15
-----------------------------------------------------------------------------------------------------------------------------------
x         B    SUPPLIES OR SERVICES AND PRICES/COSTS         2                 PART III - LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS
-----------------------------------------------------------------------------------------------------------------------------------
x         C    DESCRIPTION/SPECS./WORK STATEMENT             4          x    J    LIST OF ATTACHMENTS                       28
-----------------------------------------------------------------------------------------------------------------------------------
x         D    PACKAGING AND MARKING                         5                   PART IV - REPRESENTATIONS AND INSTRUCTIONS
-----------------------------------------------------------------------------------------------------------------------------------
x         E    INSPECTION AND ACCEPTANCE                     6               K    REPRESENTATIONS, CERTIFICATIONS
---------------------------------------------------------------------
x         F    DELIVERIES OR  PERFORMANCE                    7                    OTHER STATEMENTS OF OFFERORS
-----------------------------------------------------------------------------------------------------------------------------------
x         G    CONTRACT ADMINISTRATION DATA                 10               L    INSTRS., CONDS., AND NOTICES TO
-----------------------------------------------------------------------------------------------------------------------------------
x         H    SPECIAL CONTRACT REQUIREMENTS                12               M    EVALUATION FACTORS FOR AWARD
-----------------------------------------------------------------------------------------------------------------------------------
                                   CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
-----------------------------------------------------------------------------------------------------------------------------------
17.   [X]  Contractor's Negotiated Agreement                         18.  [ ]  Award  (Contractor is not required to sign this
(Contractor is required to sign this document and return 1 copies    document). Your  offer on solicitation number including the
to issuing office). Contractor agrees to furnish and deliver all     additions or changes made by you which additions or changes
items or perform all services set forth or  otherwise identified     set forth in full above, is hereby accepted as to items listed
above and on any continuation sheets for the consideration stated    above and on any continuation sheets. This award consummates
herein.  The rights and obligations of the parties to this           the contract which consists of the following documents: (a)
contract shall be subject to and governed by the following           the Government's solicitation and your offer, and (b) this
documents: (a) this award/contract, (b) the solicitation, if         award/contract.  No further contractual document is necessary.
any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein.  (Attachments are listed herein.)
-----------------------------------------------------------------------------------------------------------------------------------
19A.  NAME AND TITLE OF SIGNER (TYPE OR PRINT)                       20A.  NAME OF CONTRACTING OFFICER
     THOMAS L. GOUGH, PRESIDENT                                      EILEEN A. PRATTE

-----------------------------------------------------------------------------------------------------------------------------------
19B.  Name of Contractor                       19C.  Date Signed     20B.  United States of America                20C. Date Signed
             /S/                                                                    /S/
  by_____________________________              01 Mar 01               by__________________________________        01 Feb 07
(signature of person authorized to sign)                                      (signature of Contracting Officer)

-----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                                                                    STANDARD FORM 26 (Rev 4-85)
Previous Editions unusable                                                                 Prescribed by GSA FAR (48 CFR) 53.214(a)
ConWrite version 3.95

PART I - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
-------------------------------------------------------------------------------

                                                                   Qty                                        Unit Price
ITEM              SUPPLIES OR SERVICES                             Purch Unit                          Total Item Amount
------------------------------------------------------------------------------------------------------------------------
0001                                                               1                                       $3,400,000.00
                                                                   LO                                      $3,400,000.00
                  Noun:                        CCS-C DEMONSTRATION DEVELOPMENT SYSTEM
                  ACRN:                        AA
                  NSN:                         N - Not Applicable
                  Contract type:               J - FIRM FIXED PRICE
                  Inspection:                  SOURCE
                  Acceptance:                  SOURCE
                  FOB:                         SOURCE
                  Descriptive Data:

Activities under this CLIN include Demonstration execution; System Engineering requirement analysis needed to develop the contractor's draft System Specification; familiarization with operations and sustainment activities at Schriever AFB; and accomplishment of all engineering studies needed to support Cost As an Independent Variable (CAIV) analyses and development of new software and databases, and integration on Non-Developmental Item (NDI) hardware and software to support the Demonstration activities. The Contractor shall provide the necessary supplies and services to acquire, install and maintain Commercial Off The Shelf (COTS) items. After contractor submittal of the Call for Improvement responses (reference Section SCR H.1) system engineering and development activities to prepare for the Development phase will continue until contract completion. The Contractor shall provide the necessary supplies and services to accomplish the efforts stated above and set forth in Attachment 1, dated 07 Sep 00 SOW paragraph 3.1.
(3600 FY)

0002                                                               1                                                 NSP
                                                                   LO                                                NSP
                  Noun:                        CCS-C DATA AND REPORTS - NSP
                  ACRN:                        U
                  NSN:                         N - Not Applicable
                  Contract type:               J - FIRM FIXED PRICE
                  Inspection:                  SOURCE
                  Acceptance:                  SOURCE
                  FOB:                         SOURCE
                  Descriptive Data:

The contractor shall deliver data in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423. Price is a part of CLIN 0001.

                                                    SECTION B  F04701-01-C-0012
-------------------------------------------------------------------------------
                                                                   PAGE 2 OF 28

PART I - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
-------------------------------------------------------------------------------

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

A.  AIR FORCE MATERIEL COMMAND FEDERAL ACQUISITION REGULATION SUPPLEMENT
------------------------------------------------------------------------
CONTRACT CLAUSES IN FULL TEXT
-----------------------------

5352.232-9001  IMPLEMENTATION OF LIMITATION OF FUNDS (AFMC)  (JUL 1997)

         (a) The sum allotted to this contract and available for payment of costs under CLINs 0001 through 0002 in accordance with the clause in Section I entitled "Limitation of Funds" is $3,400,000.00.

To be filled during PHASE II

Applies to Cost-Plus-Award-Fee CLIN(s) only.

B.  OTHER CONTRACT CLAUSES IN FULL TEXT
---------------------------------------

B028  CONTRACT TYPE: FIRM FIXED PRICE  (FEB 1997)

Total Price $3,400,000.00

Applicable to following Line Items: 0001 and 0002 (Phase I)

                                                    SECTION B  F04701-01-C-0012
-------------------------------------------------------------------------------
                                                                   PAGE 3 OF 28

PART I - THE SCHEDULE
SECTION C - DESCRIPTION/SPECS./WORK STATEMENT
-------------------------------------------------------------------------------

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

A.  OTHER CONTRACT CLAUSES IN FULL TEXT
----------------------------------------

C002  REFERENCE TO SPECIFIC PARAGRAPHS OF THE STATEMENT OF WORK  (MAY 1997)

Reference to specific paragraphs of the Statement of Work (SOW) indicates only where the CLIN/SubCLIN requirement is principally described and does not absolve the Contractor from the requirement to comply with the contractual provisions applicable to those CLINs/SubCLINs.

B.  OTHER CONTRACT CLAUSES IN FULL TEXT
---------------------------------------

SMC--C1  DESCRIPTION/ SPECIFICATIONS/ WORK STATEMENT  (MAY 2000)

REFERENCE SECTION J

                                                     SECTION C F04701-01-C-0012
-------------------------------------------------------------------------------
                                                                   PAGE 4 OF 28

PART I - THE SCHEDULE
SECTION D - PACKAGING AND MARKING
-------------------------------------------------------------------------------

NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

AIR FORCE MATERIEL COMMAND FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT
-----------------------------------------------------------------------------
CLAUSES
-------

5352.247-9006     MARKING OF WARRANTED ITEMS (AFMC)  (JUL 1997)
5352.247-9008     CONTRACTOR COMMERCIAL PACKAGING (AFMC)  (SEP 1998)
5352.247-9012     PACKAGING FOR INSPECTION AND ACCEPTANCE AT DESTINATION (AFMC)
                  (JUL 1997)

                                                    SECTION D  F04701-01-C-0012
-------------------------------------------------------------------------------
                                                                   PAGE 5 OF 28

PART I - THE SCHEDULE
SECTION E - INSPECTION AND ACCEPTANCE
-------------------------------------------------------------------------------

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

A.  FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES
---------------------------------------------------

52.246-02         INSPECTION OF SUPPLIES -- FIXED-PRICE  (AUG 1996)
52.246-05         INSPECTION OF SERVICES -- COST-REIMBURSEMENT  (APR 1984)
52.246-08         INSPECTION OF RESEARCH AND DEVELOPMENT -- COST-REIMBURSEMENT
                  (APR 1984)
52.246-09         INSPECTION OF RESEARCH AND DEVELOPMENT (SHORT FORM)  (APR
                  1984) (CLINs 0001 and 0002)
52.246-16         RESPONSIBILITY FOR SUPPLIES  (APR 1984)

B.  DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES
----------------------------------------------------------------------

252.246-7000      MATERIAL INSPECTION AND RECEIVING REPORT  (DEC 1991)

C.  AIR FORCE MATERIEL COMMAND FEDERAL ACQUISITION REGULATION SUPPLEMENT
------------------------------------------------------------------------
CONTRACT CLAUSES
----------------

5352.246-9000     MATERIAL INSPECTION AND RECEIVING REPORT (OMB NO. 0704--0248) (AFMC)
                  (JUL 1997)
                  Para (a)(1), Address to Forward DD250 'Space & Missile Systems Center
                  2420 Vela Way, Suite 1467 Bldg A-8 MCKC
                  El Segundo CA 90245-4692'
                  Para (a)(2), Address 'N/A'
                  Para (a)(3), Additional Address(es) or "Not Applicable" 'N/A'

5352.246-9001     INSPECTION AND ACCEPTANCE (AFMC)  (JUL 1997)
                  para (a), offeror's plant location: '5000 Philadelphia Way, Lanham, Maryland 20706'
                  para (a), offeror's packaging or final inspection and acceptance location '5000 Philadelphia Way,
                  Lanham, Maryland 20706'

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT
-----------------------------------

SMC--E1  REQUIREMENTS FOR DATA ACCEPTANCE--EXHIBIT  (MAY 2000)

The contractor shall prepare and submit a DD Form 250 on a one time basis collectively accounting for all completed Exhibit Line/Subline Items which called for submission of data with a letter of transmittal. Each periodic DD Form 250 shall include a list and an account of all data submitted and approved by the Government during the reporting period.

                                                    SECTION E  F04701-01-C-0012
-------------------------------------------------------------------------------
                                                                   PAGE 6 OF 28

PART I - THE SCHEDULE
SECTION G - CONTRACT ADMINISTRATION DATA
-------------------------------------------------------------------------------

                                                                 SHIP        MARK       TRANS
ITEM              SUPPLIES SCHEDULE DATA             QTY         TO          FOR        PRI                  DATE
-----------------------------------------------------------------------------------------------------------------
0001                                                 1           U                      12 mo. after contract award

                  Noun:                              CCS-C DEMONSTRATION DEVELOPMENT SYSTEM
                  ACRN:                              AA
                  Descriptive Data:

Disposition instructions of any hardware will be stated after Phase II Downselect in accordance with Section H SCR H.1.

0002                                                 1           U                                         ASREQ

                  Noun:                              CCS-C DATA AND REPORTS - NSP
                  Sec. Class:                        U
                  Descriptive Data:

                         SECTION G  F04701-01-C-0012SECTION F  F04701-01-C-0012
-------------------------------------------------------------------------------
                                                                   PAGE 7 OF 28

PART I - THE SCHEDULE
SECTION G - CONTRACT ADMINISTRATION DATA
-------------------------------------------------------------------------------

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES
-----------------------------------------------

52.242-15         STOP-WORK ORDER  (AUG 1989)
52.242-15         STOP-WORK ORDER  (AUG 1989) - ALTERNATE I (APR 1984)
52.242-17         GOVERNMENT DELAY OF WORK  (APR 1984)
52.247-34         F.O.B. DESTINATION  (NOV 1991)

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT
-----------------------------------

SMC--F1  PERIOD OF PERFORMANCE  (APR 2000)

The Contractor shall accomplish the work called for in SECTION (B) of the contract during the period commencing award and ending at the end date of basic contract.

SMC--F2  DELIVERY SCHEDULE  (MAY 2000)

The delivery schedule for the Basic Contract (CLINs 0001 and 0002) shall be accomplished in accordance with Attachment 9 Demonstration Verification Plan.

                         SECTION G  F04701-01-C-0012SECTION F  F04701-01-C-0012
-------------------------------------------------------------------------------
                                                                   PAGE 8 OF 28

PART I - THE SCHEDULE
SECTION G - CONTRACT ADMINISTRATION DATA
-------------------------------------------------------------------------------

                                                                                                         Obligation
ACRN                     Appropriation/Lmt Subhead/Supplemental Accounting Data                              Amount
-------------------------------------------------------------------------------------------------------------------
AA                                                                                                    $2,244,000.00
                         57 13600 291 3630 644870 050010 00000 63854F 503000 F72300

                         Funding breakdown:        On LCIN 0001:             $2,244,000.00

                         PRI/MIPR:                 G000MC01730046            $2,244,000.00

                         PRI/MIPR:

                         SECTION G  F04701-01-C-0012SECTION F  F04701-01-C-0012
-------------------------------------------------------------------------------
                                                                   PAGE 9 OF 28

PART I - THE SCHEDULE
SECTION G - CONTRACT ADMINISTRATION DATA
-------------------------------------------------------------------------------

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

AIR FORCE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES
--------------------------------------------------------------------

5352.232-9000     REMITTANCE ADDRESS  (MAY 1996)
                  Name. 'Accounts Receivable'
                  Additional name. 'Integral Systems, Inc.'
                  Street address. '5000 Philadelphia Way'
                  City. 'Lanham'
                  2 character state code. 'MD'
                  Zip code. '20706'
                  Country. 'U.S.A.'

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

A.  OTHER CONTRACT CLAUSES IN FULL TEXT
---------------------------------------

G005 PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (FEB 1997)

(a) The following CLINs shall be paid from the following ACRNs only, as shown below:

CLIN              ACRN                                    TOTAL OBLIGATED
0001              AA                                       $2,244,000.00

(b) The paying office shall ensure that the invoice/voucher is disbursed from each ACRN and as indicated on the invoice/voucher.

G006  INVOICE AND PAYMENT - COST REIMBURSEMENT  (FEB 1997)

Invoices (or public vouchers), supported by a statement of cost for performance under this contract, shall be submitted to the cognizant Defense Contract Audit Agency (DCAA) office. Under the provisions of DFARS 242.803(b), the DCAA auditor, is designated as the authorized representative of the contracting officer (CO) for examining vouchers received directly from the contractor.

B.  OTHER CONTRACT CLAUSES IN FULL TEXT
---------------------------------------

SMC--G1  IMPLEMENTATION OF TAXPAYER IDENTIFICATION NUMBER  (MAY 2000)

In accordance with FAR 52.204-03, Taxpayer Identification Number is 52-1267968.

SMC--G2  FINAL PATENT REPORT  (MAY 2000)

In accordance with 5327.305-3(b)90, the Administrative Contracting Officer shall forward the final patent report (e.g., DD Form 882, Report of Inventions and Subcontracts) and any related information to:

Staff Judge Advocate

-------------------------------------------------------------------------------
                                                                  PAGE 10 OF 28

PART I - THE SCHEDULE
SECTION G - CONTRACT ADMINISTRATION DATA
-------------------------------------------------------------------------------

Contracts and Patents Law Division (JAQ)
HQ Space and Missile Systems Center (AFMC)
2435 Vela Way, Suite 1218
Los Angeles Air Force Base
El Segundo, CA  90245

-------------------------------------------------------------------------------
                                                                  PAGE 11 OF 28

PART I - THE SCHEDULE
SECTION H - SPECIAL CONTRACT REQUIREMENTS
-------------------------------------------------------------------------------

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

A.  OTHER CONTRACT CLAUSES IN FULL TEXT
---------------------------------------

H025  INCORPORATION OF SECTION K  (OCT 1998)

Section K of the solicitation is hereby incorporated by reference.

B.  OTHER CONTRACT CLAUSES IN FULL TEXT
---------------------------------------

SMC--H1  PHASE II DEVELOPMENT/SUSTAINMENT - CALL FOR IMPROVEMENT  (NOV 2000)

This contract includes the Phase I Demonstration effort and priced options for Phase II, Development/Sustainment Options Section H SCR H.2, for the Command and Control System - Consolidated (CCS-C) Program.

         (a) The Government will limit competition and award of Phase II Development/Sustainment to the competing Phase I Demonstration contractors but reserves the right to make no Phase II award. The Government intends to release a Call for Improvement (CFI) request approximately nine months after Phase I contract award and require a proposal response approximately ten months after Phase I contract award. An updated Functional Requirements Document reflecting satellite program requirements will be provided as part of the CFI. Any refined satellite program requirements and Phase I Demonstration outcomes may require the competing contractors to respond to the CFI with updates to the following:
System and Subsystem Specifications, IMP, IMS, SOW and related price/cost impact (ifany).

         (b)  General Basis for Down-Select to Phase II Development:

         The award of the Phase II Development/Sustainment options will be made to the offeror that the Government determines can accomplish the requirements set forth in the CFI in the manner most advantageous to the Government, i.e., that provides the best overall value to satisfy the Government's needs, cost or price, schedule and all other factors considered consistent with the down-select criteria set forth in paragraph (c) below. This process will include a Cost As and Independent Variable (CAIV) analysis of system capabilities that can be met within the program budget, using requirements priorities defined by Air Force Space Command and accounting for differences in offeror approach. Offerors must recognize that the subjective judgement of the Government evaluators is implicit in the evaluation process. The Government reserves the right to award a contract to other than the low priced offeror. Throughout the evaluation the Government will consider "corrective potential" when a deficiency is identified.

(c)  Phase II Down-select Criteria

         The down-select criteria address each offeror's application of sound management principles, understanding of the requirements, attention to risk management and capability to implement Phase II. The current envisioned relative order of importance of each factor below is that Mission Capability, Proposal Risk and Past Performance are of equal importance and more important than Contract Price/Cost. Contract Price/cost will be less important than Mission Capability, Proposal Risk and Past Performance. The Government will assign relative importance of the sub-factors with issuance of the CFI.

         1. Mission Capability: This factor has six Sub-factors. Details for these sub-factors will be determined no later than the issuance of the Call For Improvement:

                  Subfactor 1 - System Performance and Design
                  Subfactor 2 - Demonstration Verification Results Subfactor 3 - System Engineering and Integration

                                                    SECTION H  F04701-01-C-0012
-------------------------------------------------------------------------------
                                                                  PAGE 12 OF 28

PART I - THE SCHEDULE
SECTION H - SPECIAL CONTRACT REQUIREMENTS
-------------------------------------------------------------------------------

                  Subfactor 4 - System Activation, Operations and Sustainment Subfactor 5 - Management
                  Subfactor 6 - Software Development

         2. Proposal Risk: This factor will be evaluated based on the Mission Capability subfactors.

         3. Past Performance: This factor is based on the original proposal past performance evaluation and any updates since the Phase I award.

         4. Contract Price/Cost: This factor will be evaluated based on the Offeror's updates to the Phase II priced options(s) and the supporting data used to justify any deltas.

(d) Disposition instructions for the items procured under CLIN 0001 will be defined in the CFI request.

SMC--H2  PHASE II DEVELOPMENT & SUSTAINMENT OPTIONS  (NOV 2000)

The Government shall have the unilateral right to order the contactor to perform the effort set forth in the option requirement matrix below in conjunction with implementing the terms and conditions set forth in SCR H.1 Phase II Development/Sustainment - Call for Improvement clause. The option requirements matrix describes the terms and conditions for the exercise of each option such as approximate exercise date, period of performance, work scope (SOW reference), and the Cost and/or Price. Current terms and conditions will be updated during the Call for Improvement proposal process outlined in SCR H.1.

See Attachment 5 Entitled Phase II Development & Sustainment Options Matrix

SMC--H3 ADVANCED ENGINEERING STUDIES (APPLIES TO CLIN 0027 AND CLIN 0033, IF OPTIONS ARE EXERCISED) (NOV 2000)

a. The Government shall have the right, from time to time during the period of performance of this contract, to acquire Advanced Engineering studies. The purpose of these studies will be to conduct feasibility assessments and analysis to determine the validity, necessity, impact, potential implementation, and cost of all proposed changes in requirements for the system. Also, provide engineering and management support to prepare studies of solutions to operational, logistical, administrative, business, and technical problems. The Government's exercise of such right shall be evidenced by the Procuring Contracting Officer's (PCO) issuance of a unilateral modification(s) to the contract in accordance with H.2 Development and Sustainment Options. Citing this clause as its authority, the modification shall make the appropriate changes to Sections B, E, F, G and any other applicable portion of the contract modification. The modification shall also contain the following:

         1.  Objective of the study to be accomplished.

         2.  Period of performance for the study so directed.

         3. Maximum number of hours and associated estimated cost and award fee for the study.

b. The contractor agrees to perform each study using the composite labor rates listed below based upon the calendar year direction is given. The Cost Per Hour listed in the table below is a fully burdened rate to include direct and indirect charges (including travel, material and subcontractor costs). A labor hour is defined as an hour of direct labor capable of exact quantitative measurement performed by Contractor personnel engaged in creating and/or regulating the technical activities of the study. In no event shall the Contractor exceed the hours authorized in each individual modification without prior written approval of the PCO.

Calender Year     Est Base          Est Cost Per Hour         Max Potential
Labor Hours                                                   Award Fee Per Hour

                                                    SECTION H  F04701-01-C-0012
-------------------------------------------------------------------------------
                                                                  PAGE 13 OF 28

PART I - THE SCHEDULE
SECTION H - SPECIAL CONTRACT REQUIREMENTS
--------------------------------------------------------------------------------

2002               10,000           $ 97.68                 $ 9.78
2003               10,000           $102.53                 $10.25
2004               10,000           $107.62                 $10.76
2005               10,000           $112.96                 $11.30
2006                5,000           $118.57                 $11.86
2007                5,000           $124.46                 $12.45
2008                5,000           $130.64                 $13.06
2009                5,000           $137.13                 $13.71
2010                5,000           $143.94                 $14.39

c. In addition to the Estimated Base Labor hours listed in the above table, the Government reserves the right to unilaterally increase, from time to time, the number of hours set forth in any of the period of performance listed above at the corresponding estimated cost and award fee. The total increase in any Fiscal Year may not exceed 100% of the quantity set forth above for said period of performance. The Government's exercise of the such right shall be evidenced by the PCO's issuance of a unilateral modification. Citing this clause as its authority, such modification shall make appropriate changes to Sections B, E, F, G and any other applicable portion of the contract.

d. The Government shall pay the Contractor in accordance with FAR 52.216-07 for the study delivered and accepted by the Government or as negotiated in the individual modification.

SMC--H4  WARRANTIES  (JUL 2000)

The contractor shall take advantage of and pass on to the Government the benefits of commercial warranties offered by the contractor or subcontractors for repair and replacement of commercial items associated with the Command and Control System - Consolidated (CCS-C) program. The contractor shall take advantage of extended warranties, when offered, with the approval of the Government. The contractor shall have procedures to ensure effective administration of these warranties to include identification of the warranted items, duration of coverage, and procedures for return of warranted items.

                                                    SECTION H  F04701-01-C-0012
-------------------------------------------------------------------------------
                                                                  PAGE 14 OF 28

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES
--------------------------------------------------------------------------------

Contract Clauses in this section are from the FAR, Defense FAR Sup, Air Force FAR Sup, and the Air Force Materiel Command FAR Sup, and are current through the following updates:

FAR: FAC 97-19; DFAR: DCN20000831; DL.: DL 98-021; Class Deviations: CD 2000o0005; AFFAR: 1996 Edition; AFMCFAR: AFMCAC 97-6; AFAC: AFAC 96-3; IPN:
98-009

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

A. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES
--------------------------------------------------

52.202-01         DEFINITIONS  (OCT 1995)
52.203-03         GRATUITIES  (APR 1984)
52.203-05         COVENANT AGAINST CONTINGENT FEES  (APR 1984)
52.203-06         RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT
                  (JUL 1995)
52.203-07         ANTI-KICKBACK PROCEDURES  (JUL 1995)
52.203-08         CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR
                  IMPROPER ACTIVITY (JAN 1997)
52.203-10         PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY
                  (JAN 1997)
52.203-12         LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL
                  TRANSACTIONS (JUN 1997)
52.204-02         SECURITY REQUIREMENTS (AUG 1996)
52.204-04         PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER (AUG 2000)
52.208-09         CONTRACTOR USE OF MANDATORY SOURCES OF SUPPLY (MAR 1996)
52.209-06         PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH
                  CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT
                  (JUL 1995)
52.211-05         MATERIAL REQUIREMENTS  (AUG 2000)
52.211-15         DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS  (SEP 1990)
52.215-02         AUDIT AND RECORDS -- NEGOTIATION  (JUN 1999)
52.215-08         ORDER OF PRECEDENCE--UNIFORM CONTRACT FORMAT  (OCT 1997)
52.215-11         PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA--
                  MODIFICATIONS (OCT 1997)
52.215-13         SUBCONTRACTOR COST OR PRICING DATA--MODIFICATIONS  (OCT 1997)
52.215-14         INTEGRITY OF UNIT PRICES  (OCT 1997)
52.215-15         PENSION ADJUSTMENTS AND ASSET REVERSIONS  (DEC 1998)
52.215-18         REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS
                  (PRB) OTHER THAN PENSIONS  (OCT 1997)

52.216-07         ALLOWABLE COST AND PAYMENT  (MAR 2000)
52.219-04         NOTICE OF PRICE EVALUATION PREFERENCE FOR HUBZONE SMALL
                  BUSINESS CONCERNS  (JAN 1999)
52.219-08         UTILIZATION OF SMALL BUSINESS CONCERNS  (OCT 1999)
52.222-01         NOTICE TO THE GOVERNMENT OF LABOR DISPUTES  (FEB 1997)
52.222-02         PAYMENT FOR OVERTIME PREMIUMS  (JUL 1990)
                  Para (a), Dollar amount is '$0.00'
52.222-20         WALSH-HEALEY PUBLIC CONTRACTS ACT  (DEC 1996)
52.222-21         PROHIBITION OF SEGREGATED FACILITIES  (FEB 1999)
52.222-26         EQUAL OPPORTUNITY  (FEB 1999)
52.222-35         AFFIRMATIVE ACTION FOR DISABLED VETERANS AND VETERANS OF THE
                  VIETNAM ERA  (APR 1998)
52.222-36         AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES  (JUN 1998)

                                                    SECTION I  F04701-01-C-0012
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SECTION I - CONTRACT CLAUSES
--------------------------------------------------------------------------------

52.222-37         EMPLOYMENT REPORTS ON DISABLED VETERANS AND VETERANS OF THE
                  VIETNAM ERA  (JAN 1999)
52.223-03         HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA
                  (JAN 1997) Para (b), Material Identification No: 'none'
52.223-05         POLLUTION PREVENTION AND RIGHT-TO-KNOW INFORMATION  (APR 1998)
52.223-06         DRUG-FREE WORKPLACE  (JAN 1997)
52.223-11         OZONE-DEPLETING SUBSTANCES  (JUN 1996)
52.223-14         TOXIC CHEMICAL RELEASE REPORTING  (OCT 2000)
52.224-01         PRIVACY ACT NOTIFICATION  (APR 1984)
52.224-02         PRIVACY ACT  (APR 1984)
52.225-10         NOTICE OF BUY AMERICAN ACT/BALANCE OF PAYMENTS PROGRAM
                  REQUIREMENT--CONSTRUCTION MATERIALS (FEB 2000)
52.225-13         RESTRICTIONS ON CERTAIN FOREIGN PURCHASES  (JUL 2000)
52.226-01         UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN-OWNED ECONOMIC
                  ENTERPRISES (JUN 2000)
52.227-01         AUTHORIZATION AND CONSENT (JUL 1995) - ALTERNATE I (APR 1984)
52.227-02         NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT
                  INFRINGEMENT (AUG 1996)
52.227-12         PATENT RIGHTS -- RETENTION BY THE CONTRACTOR (LONG FORM)
                  (JAN 1997)
                  para (l), insert agency instructions for communications
                  'Complete according to agency instructions'
52.228-05         INSURANCE -- WORK ON A GOVERNMENT INSTALLATION  (JAN 1997)
52.228-07         INSURANCE -- LIABILITY TO THIRD PERSONS  (MAR 1996)
52.229-03         FEDERAL, STATE, AND LOCAL TAXES  (JAN 1991)
52.230-02         COST ACCOUNTING STANDARDS  (APR 1998)
52.230-03         DISCLOSURE AND CONSISTENCY OF COST ACCOUNTING PRACTICES
                  (APR 1998)
52.230-06         ADMINISTRATION OF COST ACCOUNTING STANDARDS  (NOV 1999)
52.232-01         PAYMENTS  (APR 1984)
52.232-02         PAYMENTS UNDER FIXED-PRICE RESEARCH AND DEVELOPMENT CONTRACTS
                  (APR 1984)
52.232-08         DISCOUNTS FOR PROMPT PAYMENT  (MAY 1997)
52.232-11         EXTRAS  (APR 1984)
52.232-16         PROGRESS PAYMENTS  (MAR 2000)
52.232-17         INTEREST  (JUN 1996)
52.232-18         AVAILABILITY OF FUNDS  (APR 1984)
52.232-20         LIMITATION OF COST  (APR 1984)
52.232-22         LIMITATION OF FUNDS  (APR 1984)
52.232-23         ASSIGNMENT OF CLAIMS  (JAN 1986)
52.232-25         PROMPT PAYMENT  (JUN 1997)
                  Para (b)(1), Contract financing payments shall be made on the
                  '30th day'
52.232-33         PAYMENT BY ELECTRONIC FUNDS TRANSFER--CENTRAL CONTRACTOR
                  REGISTRATION  (MAY 1999)
52.233-01         DISPUTES  (DEC 1998)
52.233-01         DISPUTES  (DEC 1998) - ALTERNATE I (DEC 1991)
52.233-03         PROTEST AFTER AWARD  (AUG 1996)
52.233-03         PROTEST AFTER AWARD  (AUG 1996) - ALTERNATE I (JUN 1985)
52.234-01         INDUSTRIAL RESOURCES DEVELOPED UNDER DEFENSE PRODUCTION ACT
                  TITLE III  (DEC 1994)
52.237-02         PROTECTION OF GOVERNMENT BUILDINGS, EQUIPMENT AND VEGETATION
                  (APR 1984)
52.242-01         NOTICE OF INTENT TO DISALLOW COSTS  (APR 1984)
52.242-03         PENALTIES FOR UNALLOWABLE COSTS  (OCT 1995)
52.242-04         CERTIFICATION OF FINAL INDIRECT COSTS  (JAN 1997)
52.242-13         BANKRUPTCY  (JUL 1995)
52.243-01         CHANGES -- FIXED-PRICE  (AUG 1987)
52.243-01         CHANGES -- FIXED-PRICE  (AUG 1987) - ALTERNATE V (APR 1984)
52.243-02         CHANGES -- COST-REIMBURSEMENT  (AUG 1987) - ALTERNATE V
                  (APR 1984)

                                                    SECTION I  F04701-01-C-0012
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SECTION I - CONTRACT CLAUSES
--------------------------------------------------------------------------------

52.243-06         CHANGE ORDER ACCOUNTING  (APR 1984)
52.243-07         NOTIFICATION OF CHANGES  (APR 1984)
                  Para (b), Number of calendar days is '30 days' Para (d),
                  Number of calendar days is '30 days'
52.244-02         SUBCONTRACTS  (AUG 1998)
                  Para (e), approval required on subcontracts to: 'N/A'
                  Para (k), Paragraphs (d) and (f) of this clause do not apply to the following subcontracts which were evaluated during
                  negotiations: 'N/A'
52.244-05         COMPETITION IN SUBCONTRACTING  (DEC 1996)
52.244-06         SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS
                  (OCT 1998)
52.245-02         GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (DEVIATION)
                  (DEC 1989) - ALTERNATE I (APR 1984)
52.245-05         GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MATERIAL,
                  OR LABOR-HOUR CONTRACTS) (DEVIATION)  (JAN 1986)
52.246-23         LIMITATION OF LIABILITY  (FEB 1997)
52.246-25         LIMITATION OF LIABILITY -- SERVICES  (FEB 1997)
52.247-01         COMMERCIAL BILL OF LADING NOTATIONS  (APR 1984)
52.249-02         TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)
                  (SEP 1996)
52.249-06         TERMINATION (COST-REIMBURSEMENT)  (SEP 1996)
52.249-08         DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)  (APR 1984)
52.249-09         DEFAULT (FIXED-PRICE RESEARCH AND DEVELOPMENT)  (APR 1984)
52.253-01         COMPUTER GENERATED FORMS  (JAN 1991)

B.  DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES
----------------------------------------------------------------------

252.203-7001      PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-
                  CONTRACT-RELATED FELONIES  (MAR 1999)
252.203-7002      DISPLAY OF DOD HOTLINE POSTER  (DEC 1991)
252.204-7000      DISCLOSURE OF INFORMATION  (DEC 1991)
252.204-7003      CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT  (APR 1992)
252.204-7004      REQUIRED CENTRAL CONTRACTOR REGISTRATION  (MAR 2000)
252.204-7005      ORAL ATTESTATION OF SECURITY RESPONSIBILITIES  (AUG 1999)
252.205-7000      PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS
                  (DEC 1991)
252.208-7000      INTENT TO FURNISH PRECIOUS METALS AS GOVERNMENT- FURNISHED
                  MATERIAL (DEC 1991) Para (b), Precious Metal, Quantity,
                  Deliverable Item (NSN and Nomenclature): 'none'
252.209-7000      ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION
                  UNDER THE INTERMEDIATE-RANGE NUCLEAR FORCES (INF) TREATY
                  (NOV 1995)
252.209-7004      SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE
                  GOVERNMENT OF A TERRORIST COUNTRY  (MAR 1998)
252.211-7000      ACQUISITION STREAMLINING  (DEC 1991)
252.215-7000      PRICING ADJUSTMENTS  (DEC 1991)
252.215-7002      COST ESTIMATING SYSTEM REQUIREMENTS  (OCT 1998)
252.223-7001      HAZARD WARNING LABELS  (DEC 1991)
252.223-7004      DRUG-FREE WORK FORCE  (SEP 1988)
252.223-7006      PROHIBITION ON STORAGE AND DISPOSAL OF TOXIC AND HAZARDOUS
                  MATERIALS (APR 1993)
252.225-7001      BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM (MAR 1998)
252.225-7002      QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS (DEC 1991)
252.225-7007      BUY AMERICAN ACT--TRADE AGREEMENTS--BALANCE OF PAYMENTS
                  PROGRAM (APR 2000)
252.225-7008      SUPPLIES TO BE ACCORDED DUTY-FREE ENTRY (MAR 1998)
                  Supplies accorded duty-free entry are: 'none'

                                                    SECTION I  F04701-01-C-0012
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                                                                  PAGE 17 OF 28

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SECTION I - CONTRACT CLAUSES
--------------------------------------------------------------------------------

252.225-7009      DUTY-FREE ENTRY--QUALIFYING COUNTRY SUPPLIES (END PRODUCTS AND
                  COMPONENTS)  (AUG 2000)
252.225-7012      PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES  (AUG 2000)
252.225-7014      PREFERENCE FOR DOMESTIC SPECIALTY METALS  (MAR 1998)
252.225-7014      PREFERENCE FOR DOMESTIC SPECIALTY METALS (MAR 1998)
                   - ALTERNATE I (MAR 1998)
252.225-7016      RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS
                  (AUG 1998)
252.225-7026      REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES
                  (JUN 2000)
252.225-7031      SECONDARY ARAB BOYCOTT OF ISRAEL (JUN 1992)
252.227-7003      TERMINATION (AUG 1984)
252.227-7013      RIGHTS IN TECHNICAL DATA--NONCOMMERCIAL ITEMS (NOV 1995)
252.227-7014      RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL
                  COMPUTER SOFTWARE DOCUMENTATION (JUN 1995)
252.227-7015      TECHNICAL DATA--COMMERCIAL ITEMS  (NOV 1995)
252.227-7016      RIGHTS IN BID OR PROPOSAL INFORMATION  (JUN 1995)
252.227-7025      LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT-FURNISHED
                  INFORMATION MARKED WITH RESTRICTIVE LEGENDS  (JUN 1995)
252.227-7030      TECHNICAL DATA--WITHHOLDING OF PAYMENT  (MAR 2000)
252.227-7036      DECLARATION OF TECHNICAL DATA CONFORMITY  (JAN 1997)
252.227-7037      VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA
                  (SEP 1999)
252.227-7039      PATENTS--REPORTING OF SUBJECT INVENTIONS  (APR 1990)
252.228-7005      ACCIDENT REPORTING AND INVESTIGATION INVOLVING AIRCRAFT,
                  MISSILES, AND SPACE LAUNCH VEHICLES (DEC 1991)
252.231-7000      SUPPLEMENTAL COST PRINCIPLES  (DEC 1991)
252.232-7004      DOD PROGRESS PAYMENT RATES  (FEB 1996)
252.232-7005      REIMBURSEMENT OF SUBCONTRACTOR ADVANCE PAYMENTS - DOD PILOT
                  MENTOR-PROTEGE PROGRAM  (DEC 1991)
252.234-7001      EARNED VALUE MANAGEMENT SYSTEM  (MAR 1998)
                  Para (f), Subcontractors selected for application of EVMS:
                  'None'
252.235-7003      FREQUENCY AUTHORIZATION  (DEC 1991)
252.235-7010      ACKNOWLEDGMENT OF SUPPORT AND DISCLAIMER  (MAY 1995)
                  Para (a), name of contracting agency(ies): 'United States Air
                  Force'
                  Para (a), contract number(s): 'F04701-99-R-0313'
                  Para (b), name of contracting agency(ies): 'United States Air
                  Force'
252.235-7011      FINAL SCIENTIFIC OR TECHNICAL REPORT  (SEP 1999)
252.242-7000      POSTAWARD CONFERENCE  (DEC 1991)
252.242-7004      MATERIAL MANAGEMENT AND ACCOUNTING SYSTEM  (SEP 1996)
252.243-7001      PRICING OF CONTRACT MODIFICATIONS  (DEC 1991)
252.243-7002      REQUESTS FOR EQUITABLE ADJUSTMENT  (MAR 1998)
252.244-7000      SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS
                  (DOD CONTRACTS) (MAR 2000)
252.245-7001      REPORTS OF GOVERNMENT PROPERTY  (MAY 1994)
252.247-7023      TRANSPORTATION OF SUPPLIES BY SEA  (MAR 2000)
252.247-7024      NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA  (MAR 2000)
252.248-7000      PREPARATION OF VALUE ENGINEERING CHANGE PROPOSALS  (MAY 1994)
252.249-7002      NOTIFICATION OF ANTICIPATED CONTRACT TERMINATION OR REDUCTION
                  (DEC 1996)

C.  AIR FORCE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES
------------------------------------------------------------------------

5352.204-9000     NOTIFICATION OF GOVERNMENT SECURITY ACTIVITY  (MAY 1996)
5352.204-9001     VISITOR GROUP SECURITY AGREEMENTS  (MAY 1996)
5352.223-9000     ELIMINATION OF USE OF CLASS I OZONE DEPLETING SUBSTANCES
                  (ODS)  (MAY 1996)
                  Para (d), Substances are 'None'

                                                    SECTION I  F04701-01-C-0012
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SECTION I - CONTRACT CLAUSES
--------------------------------------------------------------------------------

5352.223-9001 HEALTH AND SAFETY ON GOVERNMENT INSTALLATIONS (JUN 1997) 5352.235-9000 SCIENTIFIC/TECHNICAL INFORMATION (STINFO) (MAY 1996) 5352.242-9000 CONTRACTOR ACCESS TO AIR FORCE INSTALLATIONS (MAY 1996)
               Para (b), Any additional requirements to comply with local security procedures 'none'

D.  AIR FORCE MATERIEL COMMAND FEDERAL ACQUISITION REGULATION SUPPLEMENT
    --------------------------------------------------------------------
CONTRACT CLAUSES
----------------

5352.209-9002     ORGANIZATIONAL CONFLICT OF INTEREST (AFMC) (JUL 1997)
5352.227-9002     VISIT REQUESTS BY FOREIGN-OWNED OR CONTROLLED FIRMS (AFMC)
                  (JUL 1997)
5352.228-9001     INSURANCE CLAUSE IMPLEMENTATION (AFMC) (JUL 1997)
5352.231-9001     SEGREGATION OF COSTS (AFMC) (JUL 1997)
                  CLINs 'SCR H.2 Cost type CLINs'
5352.243-9001     ADVANCE CHANGE ADJUSTMENT AGREEMENTS (AFMC) (JUL 1997) Para
                  (a), Dollar Amount '$100,000.00' Para (a), Dollar Amount
                  '$100,000.00'
5352.243-9002     NOT-TO-EXCEED/NOT-LESS-THAN AGREEMENTS (AFMC) (JUL 1997)
5352.243-9002     NOT-TO-EXCEED/NOT-LESS-THAN AGREEMENTS (AFMC) (JUL 1997)
                   - ALTERNATE IV (JUL 1997)
5352.245-9000     GOVERNMENT- FURNISHED PROPERTY (GFP) (AFMC) (JUL 1997)
                  FOB Site 'destination'
                  List of Government Property by Item Number, NSN, Noun, Part
                  Number, Quantity and Delivery Date 'See Attachment 6'
5352.245-9004     BASE SUPPORT (AFMC) (JUL 1997)
                  Para (e), List Installations 'Schriever AFB and Vandenberg
                  AFB'
                  Para (f), List Support Items 'See Attachment 7'
5352.245-9004     BASE SUPPORT (AFMC) (JUL 1997) - ALTERNATE I (JUL 1997) Alt I,
                  Para (e), List Installations 'Schriever AFB and Vandenberg
                  AFB' Alt I, Para (f), List Support Items 'See Attachment 7'
5352.245-9012     RENT-FREE USE OF GOVERNMENT-OWNED PROPERTY (AFMC) (JUL 1997)
                  List Item and period available: 'See Attachment 7 Base Support
                  Agreement'

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

A. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES IN FULL TEXT

52.215-19 NOTIFICATION OF OWNERSHIP CHANGES (OCT 1997)

       (a) The Contractor shall make the following notifications in writing:

                  (1) When the Contractor becomes aware that a change in its ownership has occurred, or is certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records, the Contractor shall notify the Administrative Contracting Officer (ACO) within 30 days.

                  (2) The Contractor shall also notify the ACO within 30 days whenever changes to asset valuations or any other cost changes have occurred or are certain to occur as a result of a change in ownership.

       (b) The Contractor shall --

                  (1) Maintain current, accurate, and complete inventory records of assets and their costs;

                  (2) Provide the ACO or designated representative ready access to the records upon request;

                                                    SECTION I  F04701-01-C-0012
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SECTION I - CONTRACT CLAUSES
--------------------------------------------------------------------------------

                  (3) Ensure that all individual and grouped assets, their capitalized values, accumulated depreciation or amortization, and remaining useful lives are identified accurately before and after each of the Contractor's ownership changes; and

                  (4) Retain and continue to maintain depreciation and amortization schedules based on the asset records maintained before each Contractor ownership change.

       (c) The Contractor shall include the substance of this clause in all subcontracts under this contract that meet the applicability requirement of FAR 15.408(k).

52.227-21 TECHNICAL DATA DECLARATION, REVISION, AND WITHHOLDING OF PAYMENT
 -- MAJOR SYSTEMS (JAN 1997)

(a) Scope of clause. This clause shall apply to all technical data (as defined in the Rights in Data--General clause included in this contract) that have been specified in this contract as being subject to this clause. It shall apply to all such data delivered, or required to be delivered, at any time during contract performance or within 3 years after acceptance of all items (other than technical data) delivered under this contract unless a different period is set forth herein. The Contracting Officer may release the Contractor from all or part of the requirements of this clause for specifically identified technical data items at any time during the period covered by this clause.

       (b) Technical data declaration.

                  (1) All technical data that are subject to this clause shall be accompanied by the following declaration upon delivery:

       TECHNICAL DATA DECLARATION (JAN 1997)

The Contractor,- -Integral Systems Inc.- - - - - - - - -, hereby declares that, to the best of its knowledge and belief, the technical data delivered herewith under Government contract No. _F04701-01-C-0012_ are complete, accurate, and comply with the requirements of the contract concerning such technical data.

(End of declaration)

                  (2) The Government shall rely on the declarations set out in paragraph (b)(1) of this clause in accepting delivery of the technical data, and in consideration thereof may, at any time during the period covered by this clause, request correction of any deficiencies which are not in compliance with contract requirements. Such corrections shall be made at the expense of the Contractor. Unauthorized markings on data shall not be considered a deficiency for the purpose of this clause, but will be treated in accordance with paragraph
(e) of the Rights in Data-- General clause included in this contract.

       (c) Technical data revision. The Contractor also agrees, at the request of the Contracting Officer, to revise technical data that are subject to this clause to reflect engineering design changes made during the performance of this contract and affecting the form, fit, and function of any item (other than technical data) delivered under this contract. The Contractor may submit a request for an equitable adjustment to the terms and conditions of this contract for any revisions to technical data made pursuant to this paragraph.

       (d) Withholding of payment.

                  (1) At any time before final payment under this contract the Contracting Officer may, in the Government's interest, withhold payment until a reserve not exceeding $100,000 or 5 percent of the amount of this contract, whichever is less, if in the Contracting Officer's opinion respecting any technical data that are subject to this clause, the Contractor fails to--

                           (i) Make timely delivery of such technical data as required by this contract;

                                                    SECTION I  F04701-01-C-0012
-------------------------------------------------------------------------------
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

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES
--------------------------------------------------------------------------------

                           (ii) Provide the declaration required by paragraph
                  (b)(1) of this clause;

                           (iii)Make the corrections required by subparagraph
                  (b)(2) of this clause; or

                           (iv) Make revisions requested under paragraph (c) of
                  this clause.

                  (2) Such reserve or balance shall be withheld until the Contracting Officer has determined that the Contractor has delivered the data and/or has made the required corrections or revisions. Withholding shall not be made if the failure to make timely delivery, and/or the deficiencies relating to delivered data, arose out of causes beyond the control of the Contractor and without the fault or negligence of the Contractor.

                  (3) The Contracting Officer may decrease or increase the sums withheld up to the sums authorized in subparagraph (d)(1) of this clause. The withholding of any amount under this paragraph, or the subsequent payment thereof, shall not be construed as a waiver of any Government rights.

52.232-02 PAYMENTS UNDER FIXED-PRICE RESEARCH AND DEVELOPMENT CONTRACTS
(APR 1984)

The Government shall pay the Contractor, upon submission of proper invoices or vouchers, the prices stipulated in this contract for work delivered or rendered and accepted, less any deductions provided in this contract. Unless otherwise specified, payment shall be made upon acceptance of any portion of the work delivered or rendered for which a price is separately stated in the contract. Applies to CLIN 0001.

52.234-01 INDUSTRIAL RESOURCES DEVELOPED UNDER DEFENSE PRODUCTION ACT TITLE III (DEC 1994)

       (a) Definitions.

"Title III industrial resource" means materials, services, processes, or manufacturing equipment (including the processes, technologies, and ancillary services for the use of such equipment) established or maintained under the authority of Title III, Defense Production Act (50 U.S.C. App. 2091-2093).

"Title III project contractor" means a contractor that has received assistance for the development or manufacture of an industrial resource under 50 U.S.C. App. 2091-2093, Defense Production Act.

       (b) The Contractor shall refer any request from a Title III project contractor for testing and qualification of a Title III industrial resource to the Contracting Officer.

       (c) Upon the direction of the Contracting Officer, the Contractor shall test Title III industrial resources for qualification. The Contractor shall provide the test results to the Defense Production Act Office, Title III Program, located at Wright Patterson Air Force Base, Ohio 45433-7739.

       (d) When the Contracting Officer modifies the contract to direct testing pursuant to this clause, the Government will provide the Title III industrial resource to be tested and will make an equitable adjustment in the contract for the costs of testing and qualification of the Title III industrial resource.

       (e) The Contractor agrees to insert the substance of this clause, including paragraph (e), in every subcontract issued in performance of this contract.

                                                    SECTION I  F04701-01-C-0012
-------------------------------------------------------------------------------
                                                                  PAGE 21 OF 28

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SECTION I - CONTRACT CLAUSES
--------------------------------------------------------------------------------

52.252-02 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):
http://farsite.hill.af.mil/
---------------------------

52.252-06 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

       (a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

       (b) The use in this solicitation or contract of any Defense Federal Acquisition Regulation Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

B. DEFENSE FAR SUPP CONTRACT CLAUSES IN FULL TEXT
-------------------------------------------------

252.232-7007 LIMITATION OF GOVERNMENT'S OBLIGATION (AUG 1993)

       (a) Contract line item(s) 0001 through 0001 are incrementally funded. For these item (s), the sum of $2,244,000.00 of the total price is presently available for payment and allotted to this contract. An allotment schedule is set forth in paragraph (i) of this clause.

       (b) For item(s) identified in paragraph (a) of this clause, the Contractor agrees to perform up to the point at which the total amount payable by the Government, including reimbursement in the event of termination of those item(s) for the Government's convenience, approximates the total amount currently allotted to the contract. The Contractor will not be obligated to continue work on those item(s) beyond that point. The Government will not be obligated in any event to reimburse the Contractor in excess of the amount allotted to the contract for those item(s) regardless of anything to the contrary in the clause entitled "Termination for Convenience of the Government." As used in this clause, the total amount payable by the Government in the event of termination of applicable contract line item(s) for convenience includes costs, profit, and estimated termination settlement costs for those item(s).

       (c) Notwithstanding the dates specified in the allotment schedule in paragraph (i) of this clause, the Contractor will notify the Contracting Officer in writing at least ninety days prior to the date when, in the Contractor's best judgment, the work will reach the point at which the total amount payable by the Government, including any cost for termination for convenience, will approximate 85 percent of the total amount then allotted to the contract for performance of the applicable item(s). The notification will state (1) the estimated date when that point will be reached and (2) an estimate of additional funding, if any, needed to continue performance of applicable line items up to the next scheduled date for allotment of funds identified in paragraph (i) of this clause, or to a mutually agreed upon substitute date. The notification will also advise the Contracting Officer of the estimated amount of additional funds that will be required for the timely performance of the item(s) funded pursuant to this clause, for a subsequent period as may be specified in the allotment schedule in paragraph (i) of this clause or otherwise agreed to by the parties. If after such notification additional funds are not allotted by the date identified in the Contractor's notification, or by an agreed substitute date, the Contracting Officer will terminate any item(s) for which additional funds have not been allotted, pursuant to the clause of this contract entitled "Termination for Convenience of the Government."

       (d) When additional funds are allotted for continued performance of the contract line item(s) identified in paragraph (a) of this clause, the parties will agree as to the period of contract performance which will be covered by the funds. The provisions of paragraphs (b) through (d) of this clause will apply in like manner to the additional allotted funds and agreed substitute date, and the contract will be modified accordingly.

       (e) If, solely by reason of failure of the Government to allot additional funds, by the dates indicated below, in amounts sufficient for timely performance of the contract line item(s) identified in paragraph (a) of this clause, the

                                                    SECTION I  F04701-01-C-0012
-------------------------------------------------------------------------------
                                                                  PAGE 22 OF 28

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES
--------------------------------------------------------------------------------

Contractor incurs additional costs or is delayed in the performance of the work under this contract and if additional funds are allotted, an equitable adjustment will be made in the price or prices (including appropriate target, billing, and ceiling prices where applicable) of the item(s), or in the time of delivery, or both. Failure to agree to any such equitable adjustment hereunder will be a dispute concerning a question of fact within the meaning of the clause entitled "Disputes."

       (f) The Government may at any time prior to termination allot additional funds for the performance of the contract line item(s) identified in paragraph
(a) of this clause.

       (g) The termination provisions of this clause do not limit the rights of the Government under the clause entitled "Default." The provisions of this clause are limited to the work and allotment of funds for the contract line item(s) set forth in paragraph (a) of this clause. This clause no longer applies once the contract is fully funded except with regard to the rights or obligations of the parties concerning equitable adjustments negotiated under paragraphs (d) or (e) of this clause.

       (h) Nothing in this clause affects the rights of the Government to terminate this contract pursuant to the clause of this contract entitled "Termination for Convenience of the Government."

       (i) The parties contemplate that the Government will allot funds to this contract in accordance with the following schedule: TBD

252.243-7000 ENGINEERING CHANGE PROPOSALS (SEP 1999)

       (a) The Contracting Officer may ask the Contractor to prepare engineering change proposals for engineering changes within the scope of this contract. Upon receipt of a written request from the Contracting Officer, the Contractor shall prepare and submit an engineering change proposal in accordance with the instructions of MIL-STD-973, in effect on the date of contract award.

       (b) The Contractor may initiate engineering change proposals.
Contractor initiated engineering change proposals shall include a "not to exceed" price* or a "not less than" price* and delivery adjustment. If the Contracting Officer orders the engineering change, the increase shall not exceed nor the decrease be less than the "not to exceed" or "not less than" amounts**.

       (c) When the price* of the engineering change is $500,000 or more, the Contractor shall submit--

                  (1) A contract pricing proposal using the format in Table 15-2, Section 15.408, of the Federal Acquisition Regulation; and

                  (2) At the time of agreement on price*, or on another date agreed upon between the parties, a signed Certificate of Current Cost or Pricing Data.

(*)Use a term suitable for the type of contract.

(**)In cost reimbursement type contracts, replace this sentence with the following: "Change orders issued under the Changes clause of this contract are not an authorization to exceed the estimated cost in the schedule unless there is a statement in the change order, or other contract modification, increasing the estimated cost."

                                                    SECTION I  F04701-01-C-0012
-------------------------------------------------------------------------------
                                                                  PAGE 23 OF 28

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES
--------------------------------------------------------------------------------

C. AIR FORCE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES IN FULL
-------------------------------------------------------------------------------
TEXT
----

5352.242-9000 CONTRACTOR ACCESS TO AIR FORCE INSTALLATIONS (MAY 1996)

       (a) The contractor shall obtain base identification and vehicle passes for all contractor personnel who make frequent visits to or perform work on the Air Force installation(s) cited in the contract. Contractor personnel are required to wear or prominently display installation identification badges or contractor-furnished, contractor identification badges while visiting or performing work on the installation.

       (b) The contractor shall submit a written request on company letterhead to the contracting officer listing the following: contract number, location of work site, start and stop dates, and names of employees and subcontractor employees needing access to the base. The letter will also specify the individual(s) authorized to sign for a request for base identification credentials or vehicle passes. The contracting officer will endorse the request and forward it to the issuing base pass and registration office or security police for processing. When reporting to the registration office, the authorized contractor individual(s) should provide a valid driver's license, current vehicle registration, and valid vehicle insurance certificate to comply with local security procedures] to obtain a vehicle pass.

       (c) During performance of the contract, the contractor shall be responsible for obtaining required identification for newly assigned personnel and for prompt return of credentials and vehicle passes for any employee who no longer requires access to the work site.

       (d) When work under this contract requires unescorted entry to controlled or restricted areas, the contractor shall comply with AFI 31-209, the Air Force Resource Protection Program, and AFI 31-501, Personnel Security Program Management, as applicable.

       (e) Upon completion or termination of the contract or expiration of the identification passes, the prime contractor shall ensure that all base identification passes issued to employees and subcontractor employees are returned to the issuing office.

       (f) Prior to submitting an invoice for final payment, the prime contractor shall obtain a clearance certification from the issuing office which states all base identification passes have been turned in, accounted for, or transferred to a follow-on contract. This certification shall be submitted to the contracting officer prior to submission of the final invoice for payment.

       (g) Failure to comply with these requirements may result in withholding of final payment.

D. AIR FORCE MATERIEL COMMAND FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT
--------------------------------------------------------------------------------
CLAUSES IN FULL TEXT
--------------------

5352.216-9003 AWARD FEE (AFMC) (JUL 1997)

(a) In addition to the profit/fee set forth elsewhere in the contract, the Contractor may earn a total award-fee amount of up to $10,164,018.00 on the basis of performance during the evaluation periods.

       (b) Monitoring of Performance. The Contractor's performance will be continually monitored by the performance monitors whose findings are reported to the Award Fee Review Board (AFRB). The AFRB recommends an award fee to the Fee Determining Official (FDO) who makes the final decision of the award-fee amount paid based on the Contractor's performance during the award-fee evaluation period.

       (c) Award Fee Plan. The evaluation criteria and associated grades are specified in the award-fee plan. The evaluation periods with the associated award-fee pool amounts and performance criteria with associated percentages of available award fee are also specified in the award-fee plan. Upon contract award, the Contractor will be provided the FDO-approved award-fee plan.

                                                    SECTION I  F04701-01-C-0012
-------------------------------------------------------------------------------
                                                                  PAGE 24 OF 28

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES
--------------------------------------------------------------------------------

       (d) Modification of Award Fee Plan. Unilateral changes may be made to the award-fee plan if the Contractor is provided written notification by the Contracting Officer before the start of the upcoming evaluation period. Changes affecting the current evaluation period must be by bilateral agreement.

       (e) Self-Evaluation. The Contractor may submit to the Contracting
Officer within five (5) working days after the end of each award-fee evaluation period, a brief written self-evaluation of its performance for that period. This self-evaluation shall not exceed 10 (insert number of pages) pages. This self-evaluation will be used in the AFRB's evaluation of the Contractor's performance during this period.

       (f) Disputes. All FDO decisions regarding the award fee, including but not limited to, the amount of the award fee, if any; the methodology used to calculate the award fee, the calculation of the award fee, the Contractor's entitlements to the award fee, and the nature and success of the Contractor's performance, shall not be subject to the "Disputes" clause nor reviewed by any Board of Contract Appeal (BCA), court, or other judicial entity.

       (g) Award Fee Payment.

                  (1) Award fee is not subject to the allowable cost, and payment or termination clauses of this contract.

                  (2) The Contractor may bill for the award fee immediately upon receipt of the Contracting Officer's authorization for payment of the earned award fee amount.

5352.217-9010 ASSOCIATE CONTRACTOR AGREEMENTS (AFMC) (JUL 1997)

       (a) The Contractor shall enter into Associate Contractor Agreements
(ACA) for any portion of the contract requiring joint participation in the accomplishment of the Government's requirement. The agreements shall include the basis for sharing information, data, technical knowledge, expertise, and/or resources essential to the integration of the MILSTATCOM Command and Control - Consolidated (CCS-C) Program which shall ensure the greatest degree of cooperation for the development of the program to meet the terms of the contract. Associate Contractors are listed in (h) below.

       (b) ACAs shall include the following general information:

                  (1) Identify the associate contractors and their relationships.

                  (2) Identify the program involved and the relevant Government contracts of the associate Contractors.

                  (3) Describe the associate contractor interfaces by general subject matter.

                  (4) Specify the categories of information to be exchanged or support to be provided.

                  (5) Include the expiration date (or event) of the ACA.

                  (6) Identify potential conflicts between relevant Government contracts and the ACA; include agreements on protection of proprietary data and restrictions on employees.

       (c) A copy of such agreement shall be provided to the Contracting Officer for review before execution of the document by the cooperating contractors.

       (d) Nothing in the foregoing shall affect compliance with the requirements of the clause at 5352.209-9002, Organizational Conflict of Interest.

       (e) The Contractor is not relieved of any contract requirements or entitled to any adjustments to the contract terms because of a failure to resolve a disagreement with an associate contractor.

                                                    SECTION I  F04701-01-C-0012
-------------------------------------------------------------------------------
                                                                  PAGE 25 OF 28

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES
--------------------------------------------------------------------------------

       (f) Liability for the improper disclosure of any proprietary data contained in or referenced by any agreement shall rest with the parties to the agreement, and not the Government.

       (g) All costs associated with the agreements are included in the negotiated cost of this contract. Agreements may be amended as required by the Government during the performance of this contract.

       (h) The following contractors are associate contractors with whom agreements are required:

PROGRAM                                CONTRACTOR                        PROGRAM
                                       OFFICE

Wideband Gapfiller (WGS)                TBD                               SMC/MC
Advanced EHF (AEHF)                     TBD                               SMC/MC
Space Operations & Maintenance          Lockheed Martin Technical         AFSPC
                                        Operations
Milstar Contractor                      Lockheed Martin Missile           SMC/MC
                                        & Space
DSCS                                    Lockheed Martin Missile           SMC/MC
                                        & Space
NATO                                    TBD                              BRITISH
NATA IV                                 TBD                              BRITISH
SKYNET                                  TBD                              BRITISH

5352.223-9000 USE OF HAZARDOUS MATERIALS IN THE PERFORMANCE OF ON-BASE CONTRACTS
(AFMC) (JUL 1997)

(a) "Hazardous Material" as used in this clause includes any material defined as hazardous under the latest version of Federal Standard No. 313 (including revisions adopted during the term of the contract).

       (b) The list of hazardous materials identified FAR 52.223-3, Hazardous Material Identification and Material Safety Data, and DFARS 252.223-7001, Hazard Warning Labels, shall be updated during performance of the contract whenever the Contractor determines that any other material to be delivered or used under this contract is hazardous based on changes in the composition of the item(s) or a revision to Federal Standard No. 313. Provide written notification of changes in the Material Safety Data Sheets (MSDSs), including a copy of the updated MSDS, of each item to the identified point of contact on the installation prior to use of the item on installation.

       (c) The Contractor shall submit a Contractor Hazardous Material Report available from HAZMAT Manager, 21 LSS/LGSDM, Schriever AFB, CO, phone (719) 567-4656 for each item identified under Section I clauses referenced above or updates resulting from paragraph (b) of this clause 15 days prior to bringing the items on base. Update the report at least monthly (beginning no later than 30 days after the material is brought on base) until the hazardous material is removed from the base.

       (d) All hazardous material used on base (including material to be used for a period of less than 24 hours) shall contain a hazardous material warning label. The label shall include a list of the hazardous chemical(s), material identification which matches the part number and/or trade name on the MSDS, appropriate hazard warnings (including description of target organs), and name and address of the chemical manufacturer, importer, or other responsible party.

       (e) The Contractor is responsible for conducting and documenting employee hazard communication training prior to the commencement of work on base.

       (f) Neither the requirements of this clause nor any act or failure to act by the Government shall relieve the Contractor of any responsibility or liability for the safety of Government, Contractor, or subcontractor personnel or property.

                                                    SECTION I  F04701-01-C-0012
-------------------------------------------------------------------------------
                                                                  PAGE 26 OF 28

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES
--------------------------------------------------------------------------------

(g) Nothing contained in this clause shall relieve the Contractor from complying with applicable Federal, State, and local laws, codes, ordinance, and regulations (including the obtaining of licenses and permits in conjunction with hazardous material).

(h) Notwithstanding any other rights in technical data specified elsewhere in this contract, the Government may use, duplicate, and disclose any data to which this clause is applicable to apprise personnel of the hazards to which they may be exposed and obtain medical treatment for those affected by the material. In addition, the Government may allow others to use, duplicate and disclose data for these purposes.

E. OTHER CONTRACT CLAUSES IN FULL TEXT SMC--I1 ENABLING CLAUSE FOR GENERAL SYSTEMS ENGINEERING AND INTEGRATION (MAR 2000)

(a) This contract covers the Command and Control System-Consolidation (CCS-C) program which is under the general program management of the Air Force Space and Missile Systems Center (SMC). The Air Force has entered into a contract with The Aerospace Corporation for the services of a technical group which will support the DOD program office by performing General Systems Engineering and Integration.

       (b) General Systems Engineering and Integration (GSE&I) deals with overall system definition; integration both within the system and with associated systems; analysis of system segment and subsystem design; design compromises and trade-offs; definition of interfaces; review of hardware and software including manufacturing and quality control; observation, review and evaluation of tests and test data; support of launch, flight test, and orbital meeting with contractors and subcontractors, exchange and analysis of information on progress and problems, review of plans for future work; program risk, providing comments and recommendations in writing to the DOD System Program Manager and/or Project Officer as an independent technical assessment fro consideration for modifying the program or redirecting the contractors' efforts; all to the extent necessary to assure timely and economical accomplishment of program objectives consistent with mission requirements.

       (c) In the performance of this contract, the contractor agrees to cooperate with The Aerospace Corporation by responding to invitations from authorized personnel to attend meetings; by providing access to technical information and research, development and planning data such as, but not limited to, design and development analyses; test data and results; equipment and process specifications; test and test equipment specifications and procedures, parts and quality control procedures, records and data; manufacturing and assembly prodedures; and schedule and milestone data, all in their original form or reproduced form and excluding financial data; by delivering data as specified in the Contract Data Requirements List; by discussing technical matters relating to this program; by providing acces to contractor facilities utlilized in the performance of this contract; and by allowing observation of tecnical activities by appropriate Aerospace technical personnel. The Aerospace personnel engaged in general systems engineering and intergration effort are authorized access to any technical information pertaining to this contract.

       (d) The contractor further agrees to include in each subcontract a clause requiring comliance by the subcontractor and succeeding levels of subcontractors with the response and access provisions of pragraph (c) above, subject to coordination with the contractor. This agreement does not relieve the contractor of his/her responsibility to manage the subcontracts effectively and efficiently nor is it intended to establish privity of contract between the Government or The Aerospace Corporation and such subcontractors.

       (e) The Aersospace Corporation personnel are not authorized to direct the contractor in any manner. The contractor agrees to accept technical direction as follows:

                  1. Technical direction under this contract will be given to the contractor solely by SMC.

                  2. Whenever it becomes necessary to modify the contract and redirect the effort, a Change Order signed by the Contracting Officer, or a Supplemental Agreement signed by both the Contracting Officer and the Contractor will be issued.

                                                    SECTION I  F04701-01-C-0012
-------------------------------------------------------------------------------
                                                                  PAGE 27 OF 28

PART III - LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS
SECTION J - LIST OF ATTACHMENTS
--------------------------------------------------------------------------------

DOCUMENT          PGS     DATE       TITLE
--------------------------------------------------------------------------------

EXHIBIT A         79                CONTRACT DATA REQUIREMENT LIST (CDRL)

ATTACHMENT 1      12                STATEMENT OF WORK (SOW)

ATTACHMENT 2      78                INTEGRATED MASTER  PLAN

ATTACHMENT 3      9                 WORK BREAKDOWN STRUCTURE (WBS)

ATTACHMENT 4      26                AWARD FEE PLAN

ATTACHMENT 5      9                 PHASE II DEVELOPMENT/SUSTAINMENT MATRIX

ATTACHMENT 6      27                GFP LIST

ATTACHMENT 7      5                 BASE OPERATING SUPPORT LIST

ATTACHMENT 8      8                 DD FORM 254

ATTACHMENT 9      64                DEMONSTRATION VERIFICATION PLAN (REVISION 4)

ATTACHMENT 10     36                FUNCTIONAL REQUIREMENTS DOCUMENT (FRD)

ATTACHMENT 11     3                 DEMONSTRATION PHASE ENGINEERING ANALYSES

ATTACHMENT 12     6                 COMPLIANCE AND REFERENCE DOCUMENTS

ATTACHMENT 13     2                 RESTRICTED RIGHTS
                                    (DFARS 252.227-7017)

-------------------------------------------------------------------------------
                                                                  PAGE 28 OF 28

------------------------------------------------------------------------------------------------------------------------------------
               AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                   1.  CONTRACT ID CODE              PAGE OF  PAGES
                                                                                        R - CPAF                        1   of   15
------------------------------------------------------------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION        3.  EFFECTIVE DATE      4.  REQUISITION/PURCHASE REQ.NO.          5.  PROJECT NO. (If applicable)
    P00005 NO.                        2002 MAR 14             SEE SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
6.  ISSUED BY MCK      CODE              FA8808           7.  ADMINISTERED BY (If other than Item 6)     CODE               S2101A
                                  -------------------                                                                    -----------

SPACE & MISSILE SYSTEMS CENTER                            DCM BALTIMORE
SMC/MCK                                                   217 EAST REDWOOD STREET
2420 VELA WAY, SUITE 1467 BLDG A-8                        SUITE 1800
EL SEGUNDO CA 90245-4692                                  BALTIMORE MD 21202-5299
Rose Carolyn Rizza     310-336-4730
rose.rizza@losangeles.af.mil
----------------------------

------------------------------------------------------------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)            (X)  9A.  AMENDMENT OF SOLICITATION NO.
                                                                                        ----
INTEGRAL SYSTEMS, INC                                                                        ---------------------------------------
5000 PHILADELPHIA WAY                                                                        9B.  DATED (SEE ITEM 11)
LANHAM MD 20706
  (301) 731-4233 PRINCE GEORGE'S  COUNTY                                                --------------------------------------------
                                                                                             10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                          X         F04701-01-C-0012

                                                                                             ---------------------------------------
                                                                                             10B. DATED (SEE ITEM 13)
----------------------------------------------------------------------------------------
CODE          8V681                           FACILITY CODE                                            07 FEB 2001
------------------------------------------------------------------------------------------------------------------------------------
                                        11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
    [ ]  The above numbered solicitation is amended as set forth in Item 14.                   [ ] is extended, [ ] is not extended.
         The hour and date specified for receipt of Offers

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a)  By completing Items 8 and 15, and returning                  copies of the amendment; (b) By acknowledging receipt of this
                                                 ----------------
amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF
OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

------------------------------------------------------------------------------------------------------------------------------------
12.      ACCOUNTING AND APPROPRIATION DATA (If required)


------------------------------------------------------------------------------------------------------------------------------------
                           13. THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACTS/ORDERS,
                               IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
(X)
-------
        A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO:(  ) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO.  ITEM
             10A.
------- ----------------------------------------------------------------------------------------------------------------------------
        B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
------- ----------------------------------------------------------------------------------------------------------------------------
X       C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
             SCR H-1 Phase II Development/Sustainment Call for Improvement
------- ----------------------------------------------------------------------------------------------------------------------------
        D.   OTHER (Specify type of modification and authority)

------- ----------------------------------------------------------------------------------------------------------------------------

E.     IMPORTANT:   Contractor [ ] is not, [X] is required to sign this document and return 1 copies to the issuing office.
                                                                                            -
------------------------------------------------------------------------------------------------------------------------------------
14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SUBJECT: Call For Improvement: Development/Sustainment Phase II
CHANGE IN CONTRACT VALUE: $43,366,375.00
CHANGE IN OBLIGATION: $10,000,000.00


------------------------------------------------------------------------------------------------------------------------------------
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)                          16A.  NAME AND TITLE OF SIGNER  (Type or print)
PATRICK R. WOODS
Vice President, Government Division                                           RENEE S. STENBORG
                                                                              Contracting Officer
------------------------------------------------------------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR                         15C.  DATE SIGNED      16B.  UNITED STATES OF AMERICA             16C.  DATE SIGNED
                 /s/                                                                      /s/
                                                 26 February 2002       BY                                               2002 MAR 14
     ------------------------------------------                            ---------------------------------------
       (Signature of person authorized to sign)                              (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------

a. The primary purpose of this modification is to exercise the options in H1 Phase II Development /Sustainment Call for Improvement in order to start the development effort of this contract. The following applies:

      1) The following CLINs from the contract Attachment 13 Phase II Development/Sustainment Option Matrix are hereby exercised.

CLIN 0003         CCS-C Test Facility Software and IOC
CLIN 0004         Gapfiller #1 CCS-C Software Delivery
CLIN 0005         Legacy Program System Transition
CLIN 0006         Advanced EHF Satellite #1 CCS-C Software Delivery
CLIN 0007         Gapfiller #2 CCS-C Software Delivery
CLIN 0008         Gapfiller #3 CCS-C Software Delivery
CLIN 0014         CCS-C Interim Contractor Support
CLIN 0016         CCS-C Development Laboratory
CLIN 0018         CCS-C and Test Facility SOC Block 1 Hardware and Software
CLIN 0023         Technical Orders
CLIN 0024         Data & Reports CPAF
CLIN 0025         Data & Reports FFP

       2) All the Option CLINs listed above, which are being exercised herein, are renumbered to be in numerical and sequential order. Note in particular that CLIN 0005 has been broken into separate CLINs for DSCS III and Milstar. NATO has been designated as option CLIN 0016 to be exercised at a later date; option CLIN 0017 is RESERVED as Skynet is no longer a requirement (see Attachment 9, Option Matrix). Section B The Schedule is updated to include the renumbered Option CLINs listed below.

CLIN 0003         CCS-C Core & Test Facility Software
CLIN 0004         Gapfiller #1 CCS-C Software Delivery
CLIN 0005         DSCS III Software & Database Legacy Transition
CLIN 0006         MILSTAR Software & Database Legacy Transition
CLIN 0007         Advance EHF Satellite #1 CCS-C Software Delivery
CLIN 0008         Gapfiller #2 CCS-C Software Delivery
CLIN 0009         Gapfiller #3 CCS-C Software Delivery
CLIN 0010         CCS-C Interim Contractor Support
CLIN 0011         CCS-C Development Laboratory
CLIN 0012         CCS-C and Test Facility & SOC Block 1 -  Hardware and Software
CLIN 0013         Technical Orders
CLIN 0014         Data & Reports CPAF
CLIN 0015         Data & Reports FFP

       3) This modification also updates other parts of the contract as follows:

              a. Section B clauses are updated.
              b. Section F is updated to include delivery information for the exercised CLINs and extend the period of performance to 30 April 2006.

              c. Section G is updated by adding $10,000,000.00 and adding ACRN
AC.
              d. Section H SCR H-2 is updated to reflect the conclusion of the CFI process.
              e. Section I is updated to include additional clauses and delete clauses that are no longer necessary.
              f. Section J is updated to depict the changes in the Attachment, titles, page numbers and dates. The attachments are updated by deleting the Demonstration Verification Plan and the Demonstration Phase Engineering Analyses. The Option Matrix is updated to reflect the remaining Option CLINs to be exercised at a later date. The FRD is deleted and replaced with the System/Subsystem Specification.

b. Pursuant to Section H SMC-H1 Phase II Development/Sustainment - Call for Improvement (NOV 2000) clause, Section H SMC-H2 Phase II Development & Sustainment Options (NOV 2000) clause, and agreement of the parties, the contract is revised as follows with an increase in contract value of $42,931,053.

    1) Section B to PART 1 - THE SCHEDULE is revised as follows:

         a)  The following CLINs are exercised and added:

                                                                   Qty                                 Unit Price
ITEM              SUPPLIES OR SERVICES                             Purch Unit                   Total Item Amount
-----------------------------------------------------------------------------------------------------------------

0003              CLIN Establish                                   1                            EST $7,232,847.00
                                                                   LO                           EST $7,232,847.00
                  Noun:                        CCS-C CORE & TEST FACILITY SOFTWARE
                  ACRN:                        AC
                  NSN:                         N - Not Applicable
                  Contract type:               R - COST PLUS AWARD FEE
                  Inspection:                  SOURCE
                  Acceptance:                  SOURCE
                  FOB:                         SOURCE
                  Descriptive Data:
                  Program management, system engineering, development, test, integration, installation, activation, training and
                  documentation of Core software, common databases, and test tools to be integrated with CLIN 0012 deliveries, and TT&C system testing with a minimum three DSCS III satellites (DSCS
                  III effort priced under CLIN 0005), SOW paragraph 3.3. DT & E complete.
                  (Fund Type:  3600)

0004              CLIN Establish                                   1                            EST $2,583,334.00
                                                                   LO                           EST $2,583,334.00
                  Noun:                        GAPFILLER #1 CCS-C SOFTWARE DELIVERY
                  ACRN:                        AC
                  NSN:                         N - Not Applicable
                  Contract type:               R - COST PLUS AWARD FEE
                  Inspection:                  DESTINATION
                  Acceptance:                  DESTINATION
                  FOB:                         DESTINATION
                  Descriptive Data:
                  Program management, system engineering, development, test, integration, installation, activation, training and
                  documentation of SV-specific software, databases, and support plans to support full TT&C operations for Gapfiller #1, SOW paragraph 3.4.
                  DT & E complete.
                  (Fund Type:  3600)

                                                                   Qty                                 Unit Price
ITEM              SUPPLIES OR SERVICES                             Purch Unit                   Total Item Amount
-----------------------------------------------------------------------------------------------------------------


0005              CLIN Establish                                   1                            EST $4,025,720.00
                                                                   LO                           EST $4,025,720.00
                  Noun:                        DSCS III SOFTWARE & DATABASE LEGACY TRANSITION
                  ACRN:                        AC
                  NSN:                         N - Not Applicable
                  Contract type:               R - COST PLUS AWARD FEE
                  Inspection:                  DESTINATION
                  Acceptance:                  DESTINATION
                  FOB:                         DESTINATION
                  Descriptive Data:
                  Program management, system engineering, development, test, integration, installation, activation, training and
                  documentation of SV-specific software, databases, and support plans to transition legacy DSCS III satellites, SOW Paragraph
                  * 3.5.
                  DT & E complete.
                  (Fund Type:  3600)

0006              CLIN Establish                                   1                            EST $4,799,722.00
                                                                   LO                           EST $4,799,722.00
                  Noun:                        MILSTAR SOFTWARE & DATABASE LEGACY TRANSITION
                  ACRN:                        AC
                  NSN:                         N - Not Applicable
                  Contract type:               R - COST PLUS AWARD FEE
                  Inspection:                  DESTINATION
                  Acceptance:                  DESTINATION
                  FOB:                         DESTINATION
                  Descriptive Data:
                  Program management, system engineering, development, test, integration, installation, activation, training and
                  documentation of SV-specific software, databases, and support plans to transition legacy Milstar satellites, SOW Paragraph
                  *3.6.
                   ---
                  DT & E complete.
                  (Fund Type:  3600)


0007              CLIN Establish                                   1                            EST $6,193,931.00
                                                                   LO                           EST $6,193,931.00
                  Noun:                        ADVANCED EHF SATELLITE #1 CCS-C SOFTWARE DELIVERY
                  ACRN:                        AC
                  NSN:                         N - Not Applicable
                  Contract type:               R - COST PLUS AWARD FEE
                  Inspection:                  DESTINATION
                  Acceptance:                  DESTINATION
                  FOB:                         DESTINATION
                  Descriptive Data:
                  Program Management, system engineering, development, test, integration, installation, activation, training and
                  documentation of SV-specific software, databases, and support plans to support Advanced EHF #1, SOW Paragraph 3.7. DT & E complete.
                  (Fund Type:  3600)

                                                                   Qty                                 Unit Price
ITEM              SUPPLIES OR SERVICES                             Purch Unit                   Total Item Amount
-----------------------------------------------------------------------------------------------------------------



0008              CLIN Establish                                   1                            EST $1,498,655.00
                                                                   LO                           EST $1,498,655.00
                  Noun:                        GAPFILLER #2 CCS-C SOFTWARE DELIVERY
                  ACRN:                        U
                  NSN:                         N - Not Applicable
                  Contract type:               R - COST PLUS AWARD FEE
                  Inspection:                  DESTINATION
                  Acceptance:                  DESTINATION
                  FOB:                         DESTINATION
                  Descriptive Data:
                  Program management, system engineering, development, test, integration, installation, activation, training, and
                  documentation of SV-specific software, databases, and support plans to support Gapfiller #2, SOW paragraph 3.8. DT & E
                  complete.
                  (Fund Type:  3600)



0009              CLIN Establish                                   1                            EST $1,811,781.00
                                                                   LO                           EST $1,811,781.00
                  Noun:                        GAPFILLER #3 CCS-C SOFTWARE DELIVERY
                  ACRN:                        U
                  NSN:                         N - Not Applicable
                  Contract type:               R - COST PLUS AWARD FEE
                  Inspection:                  DESTINATION
                  Acceptance:                  DESTINATION
                  FOB:                         DESTINATION
                  Descriptive Data:
                  Program management, system engineering, development, test, integration, installation, activation, training and documentation of SV-specific software, databases, and support plans to support Gapfiller #3, SOW Paragraph 3.9.
                  DT & E complete.
                  (Fund Type:  3600)


0010              CLIN Establish                                   1                            EST $9,927,004.00
                                                                   LO                           EST $9,927,004.00
                  Noun:                        CCS-C INTERIM CONTRACTOR SUPPORT
                  ACRN:                        U
                  NSN:                         N - Not Applicable
                  Contract type:               R - COST PLUS AWARD FEE
                  Inspection:                  DESTINATION
                  Acceptance:                  DESTINATION
                  FOB:                         DESTINATION
                  Descriptive Data:
                  Core and SV-specific software, databases, and support plans
                  Maintenance, Operations and FDE Support (FY02 Development Lab
                  and COTs Hardware and Software) for CLIN 0003, 0004, 0005,
                  0006, 0007, 0008, 0009, 0011 and 0012 SOW Paragraph 3.10.
                  (Fund Type: 3600)


                                                                   Qty                                 Unit Price
ITEM              SUPPLIES OR SERVICES                             Purch Unit                   Total Item Amount
-----------------------------------------------------------------------------------------------------------------

0011              CLIN Establish                                   1                                $1,135,086.00
                                                                   LO                               $1,135,086.00
                  Noun:                        CCS-C DEVELOPMENT LABORATORY
                  ACRN:                        AC
                  NSN:                         N - Not Applicable
                  Contract type:               J - FIRM FIXED PRICE
                  Inspection:                  DESTINATION
                  Acceptance:                  DESTINATION
                  FOB:                         DESTINATION
                  Descriptive Data:
                  Program management, system engineering, acquisition, checkout, documentation, and logistics support for Contractor
                  Development Laboratory COTS hardware and software to include additional resources to support parellel Advanced
                  EHF, SOW Paragraph 3.11.  (Fund Type:  3600)


0012              CLIN Establish

                  Noun:                        CCS-C TEST FACILITY & SOC BLOCK 1 - HARDWARE AND SOFTWARE
                  NSN:                         N - Not Applicable

                  Descriptive Data:
                  Program management, system engineering, acquisition,
                  installation, checkout, test, documentation, and logistics support of COTS hardware and software.
                  DT & E Complete.   (Fund Type:  3600)


0012AA            CLIN Establish                                   1                                $1,038,792.00
                                                                   LO                               $1,038,792.00
                  Noun:                        CCS-C TEST FACILITY - 2 STRINGS
                  ACRN:                        AC
                  NSN:                         N - Not Applicable
                  Contract type:               J - FIRM FIXED PRICE
                  Inspection:                  DESTINATION
                  Acceptance:                  DESTINATION
                  FOB:                         DESTINATION
                  Descriptive Data:


0012AB            CLIN Establish                                   1                                $1,104,436.00
                                                                   LO                               $1,104,436.00
                  Noun:                        SOC BLOCK 1 - 3 STRINGS
                  ACRN:                        AC
                  NSN:                         N - Not Applicable
                  Contract type:               J - FIRM FIXED PRICE
                  Inspection:                  DESTINATION
                  Acceptance:                  DESTINATION
                  FOB:                         DESTINATION
                  Descriptive Data:


                                                                   Qty                                 Unit Price
ITEM              SUPPLIES OR SERVICES                             Purch Unit                   Total Item Amount
-----------------------------------------------------------------------------------------------------------------


0013              CLIN Establish                                   1                            EST $2,015,067.00
                                                                   LO                           EST $2,015,067.00
                  Noun:                        TECHNICAL ORDERS
                  ACRN:                        AC
                  NSN:                         N - Not Applicable
                  Contract type:               R - COST PLUS AWARD FEE
                  Inspection:                  DESTINATION
                  Acceptance:                  DESTINATION
                  FOB:                         DESTINATION
                  Descriptive Data:
                  Development of hardware, software, and satellite operations procedure technical manuals in accordance with CDRL
                  A017 and SOW Paragraph 3.14. The satellite vehicle T.O.s will be completely developed by the ISI CCS-C Team based on GFP-provided information. These T.O.s will also follow MIL-STD-38314. They will contain much of the same information currently found in squadron operations manuals. For example, satellite subsystem information will go in Chapter 1 of the satellite specific T.O. However, hypertext links to the Orbital Operations Handbook
                  (OOH) or Satellite Engineer Handbook (SEH) will be added to guide an engineer or other interested user to more detailed specifics on the same topic. The subsequent chapters will explain how CCS-C is used to operate the satellite. Anything the operators need to command and control the satellite will be in the satellite-specific
                  T.O., to include vehicle anomaly resolution procedures and links to TAO for pass plans.
                  (Fund Type: 3600)
                  This CLIN shall include the following technical orders
                  CCS-C Technical Order
                  DSCS III Technical Order
                  Milstar Technical Order
                  NATO III/IV Technical Order
                  WGS Technical Order
                  AEHF Technical Order

0014              CLIN Establish                                   1                                          NSP
                                                                   LO                                         NSP
                  Noun:                        DATA & REPORTS CPAF
                  ACRN:                        U
                  NSN:                         N - Not Applicable
                  Contract type:               R - COST PLUS AWARD FEE
                  Inspection:                  DESTINATION
                  Acceptance:                  DESTINATION
                  FOB:                         DESTINATION
                  Descriptive Data:
                  Deliver data in accordance with Exhibit A, Contract Data
                  Requirements List, DD Form 1423, dated 26 Feb 02.

                                                                   Qty                                 Unit Price
ITEM              SUPPLIES OR SERVICES                             Purch Unit                   Total Item Amount
-----------------------------------------------------------------------------------------------------------------

0015              CLIN Establish                                   1                                          NSP
                                                                   LO                                         NSP
                  Noun:                        DATA & REPORTS - FIRM FIXED PRICE
                  ACRN:                        U
                  NSN:                         N - Not Applicable
                  Contract type:               J - FIRM FIXED PRICE
                  Inspection:                  SOURCE
                  Acceptance:                  SOURCE
                  FOB:                         SOURCE
                  Descriptive Data:
                  Deliver data in accordance with Exhibit A, Contract Data
                  Requirements List, DD Form 1423, dated 26 Feb 02.

         b)  The clauses in Section B are deleted and replaced with the following:

A.  AIR FORCE MATERIEL COMMAND FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES IN FULL TEXT
------------------------------------------------------------------------------------------------------

AFMC  5352.232-9001 IMPLEMENTATION OF LIMITATION OF FUNDS (AFMC)  (JUL 1997)  (THIS CLAUSE APPLIES ONLY TO PHASE II COST PLUS AWARD
FEE CLINS)

The sum allotted to this contract and available for payment of costs under CLINs 0003, 0004, 0005, 0006,
                                                                                 -----------------------
0007, 0008, 0009, 0010, 0013, 0014 in accordance with the clause in Section I entitled "Limitation of
----------------------------------
Funds" is $6,721,686.00.

B. OTHER CONTRACT CLAUSES IN FULL TEXT
--------------------------------------

B028 CONTRACT TYPE:  FIRM FIXED PRICE (FEB 1997)

Applicable to Contract Line Items:  0001 and 0002 (Phase I)

                                    Total Price: $3,400,000.00

Applicable to Contract Line Items:  0011, 0012AA, 0012AB, 0015 (Phase II)

                                    Total Price:  $ 3,278,314.00.


B038 CONTRACT TYPE: COST-PLUS-AWARD-FEE  (FEB 1997)

Contractor shall be reimbursed for performance of this contract in accordance with the contract clauses and the following additional terms:

                  (a)  The total estimated cost of performance is $40,088,061.00

                  (b)  The maximum potential award fee is $4,008,806.00

The total estimated cost and potential award fee applies only to CPAF CLINs exercised herein and listed in Schedule B.

 B049 OPTIONS  (APR 2000)

 The Government may require performance of the work required by all option CLIN(s) set forth in Attachment 9 to the contract, Phase II Development/Sustainment Matrix. The Contracting Officer shall provide written notice to the Contractor of his/her intent to exercise any or all option CLINS on or before the option due date of each individual CLIN, as stated in Attachment 9. If the Government exercises any options, the Contractor shall perform at the estimated cost and fee, or firm fixed price, as applicable, set forth in Attachment 9.

2)  Section F to said PART 1 is revised as follows:

a)       Add the following CLINs with respective delivery dates:


                                                                 SHIP        MARK       TRANS
ITEM              SUPPLIES SCHEDULE DATA             QTY         TO          FOR        PRI                 DATE
-----------------------------------------------------------------------------------------------------------------

0003                                                 1           U                                   30 Apr 2003

                  Noun:                              CCS-C CORE & TEST FACILITY  SOFTWARE
                  ACRN:                              AC



0004                                                 1           U                                   28 Jan 2004

                  Noun:                              GAPFILLER #1 CCS-C SOFTWARE DELIVERY
                  ACRN:                              AC



0005                                                 1           U                                    30 Sep 2003

                  Noun:                              DSCS III SOFTWARE & DATABASE LEGACY TRANSITION
                  ACRN:                              AC



0006                                                 1           U                                    30 Mar 2004

                  Noun:                              MILSTAR SOFTWARE & DATABASE LEGACY TRANSITION
                  ACRN:                              AC



                                                                 SHIP        MARK       TRANS
ITEM              SUPPLIES SCHEDULE DATA             QTY         TO          FOR        PRI                 DATE
-----------------------------------------------------------------------------------------------------------------

0007                                                 1           U                                   30 Apr 2006

                  Noun:                              ADVANCED EHF SATELLITE #1 CCS-C SOFTWARE DELIVERY
                  ACRN:                              AC



0008                                                 1           U                                   01 Mar 2004

                  Noun:                              GAPFILLER #2 CCS-C SOFTWARE DELIVERY
                  ACRN:                              U


0009                                                 1           U                                   01 Oct 2004

                  Noun:                              GAPFILLER #3 CCS-C SOFTWARE DELIVERY
                  ACRN:                              U




0010                                                 1           U                                   31 Dec 2005

                  Noun:                              CCS-C INTERIM CONTRACTOR SUPPORT
                  ACRN:                              U


0011                                                 1           U                                    30 Nov 2002

                  Noun:                              CCS-C DEVELOPMENT LABORATORY
                  ACRN:                              AC


0012AA                                               1           U                                   31 Oct 2002

                  Noun:                              CCS-C TEST FACILITY - *2 STRINGS
                  ACRN:                              AC



0012AB                                               1           U                                   31 Mar 2003

                  Noun:                              SOC BLOCK 1 - *3 STRINGS
                  ACRN:                              AC


0013                                                 1           U                                         ASREQ

                  Noun:                              TECHNICAL ORDERS
                  ACRN:                              AC


                                                                 SHIP        MARK       TRANS
ITEM              SUPPLIES SCHEDULE DATA             QTY         TO          FOR        PRI                 DATE
-----------------------------------------------------------------------------------------------------------------


0014                                                 1           U                                         ASREQ

                  Noun:                              DATA & REPORTS CPAF
                  ACRN:                              U



0015                                                 1           U                                         ASREQ

                  Noun:                              DATA & REPORTS - FIRM FIXED PRICE
                  ACRN:                              U




       b) SMC-FI PERIOD OF PERFORMANCE (APR 2000) clause is revised to read:
"The Contractor shall accomplish the work called for in SECTION (B) of the contract during the period commencing award and ending 30 April 2006.".

3)  Section G to of said PART 1 is revised as follows:






                                                                                                       Obligation
ACRN              Appropriation/Lmt Subhead/Supplemental Accounting Data                                   Amount
-----------------------------------------------------------------------------------------------------------------

AC                ACRN Establish                                                                   $10,000,000.00
                  57 23600 292 ETLA 644870 080010 00000 63854F 503000 F03000
                  New ACRN Amount:          $10,000,000.00
                  Funding breakdown:        On CLIN 0003:        +$3,692,883.00
                                            On CLIN 0004:        +$713,785.00
                                            On CLIN 0005:        +$1,123,452.00
                                            On CLIN 0006:        +$912,060.00
                                            On CLIN 0007:        +$55,834.00
                                            On CLIN 0008:        +$0.00
                                            On CLIN 0009:        +$0.00
                                            On CLIN 0010:        +$0.00
                                            On CLIN 0011:        +$1,135,086.00
                                            On CLIN 0012AA:      +$1,038,792.00
                                            On CLIN 0012AB:      +$1,104,436.00
                                            On CLIN 0013:        +$223,672.00
                  PR/MIPR:                  G000MC02730086       $10,000,000.00


4) Section H to PART 1 - THE SCHEDULE is revised as follows:

         a) SMC-H2 PHASE II DEVELOPMENT & SUSTAINMENT OPTIONS (NOV 2000) clause narrative is updated to read

"The Government shall have the unilateral right to order the contractor to perform the effort set forth in the option requirement matrix (See Attachment 5 to the contract entitled Phase II Development & Sustainment Options Matrix). The option requirement matrix describes the terms and conditions for the exercise of each option CLIN such as approximate exercise date, period of performance, workscope (SOW reference), and the Cost and/or Price. Prior to exercising any option CLINs, the Government shall give the contractor written notification of its intent to do so 30 days before the option exercise date listed in Attachment
5. Notification of intent shall not constitute actual exercise of option. The contractor shall not commence effort or incur costs on any option CLINs prior to receipt of a unilateral modification to the contract. See Section I FAR clause 52-217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)

    b) SMC-H3 ADVANCED ENGINEERING STUDIES (APPLIES TO CLIN 0027 AND CLIN 0033, OPTION IS EXERCISED) (NOV 2000) is revised as follows:

     1) The title is revised to read SMC-H3 ADVANCED ENGINEERING STUDIES (APPLIES TO CLINs 2000 and 2001)

         2) Paragraph b) is deleted and replaced by:

         ---------------------- -------------------- ---------------------- ---------------------------
         Calendar Year          Est. Base            Est. Cost Per Hour     Max Potential Award Fee
         ---------------------- -------------------- ---------------------- ---------------------------
                                                                            Per Hour
         ---------------------- -------------------- ---------------------- ---------------------------

         ---------------------- -------------------- ---------------------- ---------------------------
         2002                   10,000               $96.39                 $9.639
         ---------------------- -------------------- ---------------------- ---------------------------
         2003                   10,000               $98.68                 $9.868
         ---------------------- -------------------- ---------------------- ---------------------------
         2004                   10,000               $103.62                $10.362
         ---------------------- -------------------- ---------------------- ---------------------------
         2005                   10,000               $108.80                $10.880
         ---------------------- -------------------- ---------------------- ---------------------------
         2006                    5,000               $114.24                $11.424
         ---------------------- -------------------- ---------------------- ---------------------------
         2007                    5,000               $119.95                $11.995
         ---------------------- -------------------- ---------------------- ---------------------------
         2008                    5,000               $125.95                $12.595
         ---------------------- -------------------- ---------------------- ---------------------------
         2009                    5,000               $132.24                $13.224
         ---------------------- -------------------- ---------------------- ---------------------------
         2010                    5,000               $138.86                $13.886
         ---------------------- -------------------- ---------------------- ---------------------------


5) Section I to PART II - THE SCHEDULE is revised as follows:

     a) The following contract clauses in the FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES hereby incorporated by reference:

         52.217-7          OPTION FOR INCREASED QUANTITY--SEPARATELY PRICED LINE
                           ITEM  (MAR 1989)
         52.217-9          OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)
                           Para (a) Period of Time - 30 days
                           Para (a) 30 days
                           Para (b) Total duration 31 Dec 2010
         52.237-3          CONTINUITY OF SERVICES (JAN 1991)

     b) FEDERAL ACQUISITION REGULATION CONTRACT CLAUSE - 52.2132-02 PAYMENTS UNDER FIXED-PRICE RESEARCH AND DEVELOPMENT CONTRACTS (APR 1984) is deleted.

         c) DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSE 252.232-7007 LIMITATION OF GOVERNMENT OBLIGATION (AUG 1993) is deleted.

     d) AIR FORCE MATERIEL COMMAND ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES IN FULL TEXT is revised as follows:

         1) 5352.216-9003 AWARD FEE (AFMC) (JUL 1997) is revised by deleting paragraph (a) and replacing with the following:

              (a) In addition to the profit/fee set forth elsewhere in the contract, the Contractor may earn a total award fee amount of up $3,965,273 on the basis of performance during the evaluation periods. (the amount shall include only the total potential award fee of all CPAF CLINs listed in Schedule B)

     e) AIR FORCE MATERIEL COMMAND FEDERAL ACQUISTION REGULATION SUPPLMENT CONTRACT CLAUSES IN FULL TEXT is revised as follows:

         1) 5352.217-9010 ASSOCIATE CONTRACTOR AGREEMENTS (AFMC) (JUL 1997) paragraph (h) is deleted and replaced with the following:

         (h) The following contractors are associate contractors with whom agreements are required:

---------------------------------------- -------------------------------------- --------------------------------------
PROGRAM                                  CONTRACTOR                             PROGRAM OFFICE
---------------------------------------- -------------------------------------- --------------------------------------
Wideband Gapfiller (WGS)                 Boeing                                 SMC/MC
---------------------------------------- -------------------------------------- --------------------------------------
Advanced EHF (AEHF)                      National Team                          SMC/MC
---------------------------------------- -------------------------------------- --------------------------------------
Space Operations &                       Lockheed Martin Technical              AFSPC
---------------------------------------- -------------------------------------- --------------------------------------
   Maintenance                             Operations
---------------------------------------- -------------------------------------- --------------------------------------
Milstar                                  Lockheed Martin Missile & Space        SMC/MC
---------------------------------------- -------------------------------------- --------------------------------------
DSCS                                     Lockheed Martin Missile & Space        SMC/MC
---------------------------------------- -------------------------------------- --------------------------------------
NATO                                     TBD                                    BRITISH
---------------------------------------- -------------------------------------- --------------------------------------
NATO IV                                  TBD                                    BRITISH
---------------------------------------- -------------------------------------- --------------------------------------
SKYNET                                   TBD                                    BRITISH
---------------------------------------- -------------------------------------- --------------------------------------

         2) 5352.219-9000 INCORPORATION OF SUBCONTRACTING PLAN (AFMC) (JULY 1997) is deleted.

         3) 5352.223-9000 USE OF HAZARDOUS MATERIALS IN THE PERFORMANCE OF ON-BASE CONTRACTS (AFMC) (JUL 1997) is revised by adding the words "and for Vandenberg AFB contact Lowsley James P. GM-15 30CES/CD via email at James.Lowsley@vandenberg.af.mil" to paragraph c) after the words "phone (719) 567-4656)"


6) Section J of PART III - List of Documents, Exhibits & Attachments is deleted and revised by the following:

DOCUMENT                   PGS          DATE             TITLE
--------------------------------------------------------------

EXHIBIT A                  79         26 Feb 2002        CONTRACT DATA REQUIREMENT LIST (CDRL)

ATTACHMENT 1               54         26 Feb 2002        STATEMENT OF WORK (SOW)

ATTACHMENT 2               84         26 Feb 2002        INTEGRATED MASTER  PLAN

ATTACHMENT 3               16         26 Feb 2002        WORK BREAKDOWN STRUCTURE (WBS)


ATTACHMENT 4               30         26 Feb 2002        AWARD FEE PLAN

ATTACHMENT 5               NA         NA                 RESERVED

ATTACHMENT 6               18         26 Feb 2002        GFP LIST

ATTACHMENT 7A              7          26 Feb 2002        SCHRIEVER AFB BASE OPERATING SUPPORT LIST

ATTACHMENT 7B              6          26 Feb 2002        VANDENBERG AFB BASE OPERATING SUPPORT LIST

ATTACHMENT 8               10         26 Feb 2002        DD FORM 254

ATTACHMENT 9               6          26 Feb 2002        OPTION MATRIX

ATTACHMENT 10              612        26 Feb 2002        CCS-C SYSTEM/SUBSYSTEM SPECIFICATION

ATTACHMENT 11              3          26 Feb 2002        COMPLIANCE DOCUMENTS



7) EXHIBITS and ATTACHMENTS are revised as follows:

     a) Exhibit A is revised by deleting CDRLs A009 and A016 and replacing them with CDRL A009 and A016 attached to this modification and herein made a part of the contract.

     b) Attachment 1, Statement of Work (SOW), is hereby deleted and replaced with the contractor's CFI SOW submittal.

     c) Attachment 2, Integrated Master Plan is hereby deleted and replaced with the contractor's CFI IMP submittal.

     d) Attachment 3, Work Breakdown Structure (WBS), is hereby deleted and replaced with the contractor's
     CFI WBS submittal.

     e) Attachment 4, Award Fee Plan, is hereby deleted and replaced with the AWARD FEE PLAN attached to this modification and herein made a part of the contract.

     f) Attachment 5, Small Business Subcontracting Plan, is deleted and is replaced with RESERVED.

     g) Attachment 6, GFP, is deleted and replaced with the GFP list attached to this modification and herein made a part of the contract.

     h) Attachment 7, Base Operating Support List, is deleted and replaced with Attachment 7a Schriever AFB Base Support Agreement attached to this modification and herein made a part of the contract.

     i) Atttachment 7b, Vandenberg AFB Base Operating Support List, attached to this modification and herein made a part of the contract.

     j) Attachment 8, DD254, is deleted and replaced with the DD254 attached to this contract and herein made a part of the contract.

     k) Attachment 9, Demonstration Verification Plan, is deleted and replaced with Attachment 9 Option

     Matrix, as updated by the contractor in its CFI response and herein made a part of the contract.

     l) Attachment 10, Functional Technical Requirements Document (FRD), is deleted and replaced with Attachment 10, System/Subsystem Specification provided as the contractor's CFI submittal.

     m) Attachment 11, Demonstration Phase Engineering Analyses, is deleted.

     n) Attachment 12, Compliance and Reference Documents, is revised and entitled Attachment 11, Compliance and Reference Documents.